                                                                   EXHIBIT 10.20

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[LOGO OF BANK OF AMERICA APPEARS HERE]                   STANDING LOAN AGREEMENT

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This Standing Loan Agreement dated as of April 1, 1998, is between Prolong Super
                                         -------------             -------------
Lubricants, Inc., a Nevada corporation ("Borrower") and Bank of America
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Community Development Bank and its successors and assigns ("Bank").

                                   AGREEMENT

I. Loan Terms
   ----------

   1.1    Amount and Purpose
          ------------------

          Bank shall make a loan to Borrower in the principal amount of One
                                                                        ---
          Million Six Hundred Ninety Two Thousand and No/100 Dollars
          --------------------------------------------------
          ($1,692,000.00) (the "Loan") to be used for the following purpose: to
          ---------------                                                    --
          finance the purchase of real property. The Loan will be evidenced by a
          -------------------------------------
          promissory note (the "Note") payable to Bank in the original principal amount of the Loan and will be secured by a Deed of Trust with Assignment of Rents and Fixture Filing ("Deed of Trust") covering certain real property commonly known as 6 Thomas, Irvine, California,
                                                  -----------------------------
          92618 (together with all improvements now or hereafter located
          -----
          thereon, the "Property") and certain personal property and other collateral. Prolong International Corporation, a Nevada corporation
                      -------------------------------------------------------
          ("Guarantor") will guaranty Borrower's obligations under this Agreement pursuant to a Payment Guaranty of even date herewith (the
                                  ----------------
          "Guaranty") (If "Not Applicable" is indicated in the previous sentence, the Loan will not be guaranteed and all references to "Guaranties" and "Guarantors" in this Agreement may be disregarded.)

          In addition, Borrower has agreed to indemnify Bank against certain
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          environmental hazards pursuant to a Secured and Unsecured Indemnity
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          Agreement. The term "Guarantor" shall include this party and the term
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          "Guaranty" shall include this indemnity agreement. This Agreement, the
          -------------------------------------------------
          Note, the Deed of Trust, the Guaranties, if any, and all other documents evidencing, securing or otherwise pertaining to the Loan will be referred to as the "Loan Documents."

   1.2    Documentation
          -------------

          At the closing of this transaction, Borrower will deliver the following documents and other items, executed and acknowledged as appropriate, all in form and substance satisfactory to Bank: (a) this Agreement; (b) the Note; (c) the Deed of Trust; (d) a UCC-1 Financing Statement perfecting a first. position lien on all personal property collateral, if any; (e) the Guaranties, if any; (f) an ALTA title insurance policy insuring Bank that the Deed of Trust constitutes a valid and enforceable lien on the Property subject and subordinate only to such liens or other matters as Bank has approved in writing;
          (g) if the Deed of Trust is to be junior to any other lien or deed of trust on the Property, a Beneficiary's Statement from the holder of such prior lien or deed of trust; (h) evidence of the casualty and other insurance coverage required under this Agreement; (i) if Borrower is anything other than a natural person, evidence of Borrower's due formation and good standing, as well as due authorization and execution of the Loan Documents; (j) if applicable, Subordination Agreements and Estoppels from tenants leasing space in the Property; (k) if the Property is to be leased to third parties, Borrower's pro forma lease form; (1) an SBA participation fee in the amount of $25,380.00; (m) the Environmental Questionnaire - Real
                    ----------
          Estate Secured Loans prepared and certified by Borrower, and, if Bank requires, an environmental survey of the Property prepared by an environmental consultant satisfactory to Bank; and (n) such other documents, Property information and other assurances as Bank may require.

   1.3    Disbursement Procedures
          -----------------------

          Bank shall disburse the Loan proceeds as follows:

          On or about April 15, 1998, we will federal wire transfer an amount not to exceed $2,421,000.00 (the "Loan Proceeds") to Commonwealth Land Title Company, 200 West Santa Ana Boulevard, Santa Ana, California, 92701 through Union Bank of California, 500 S. Main Street, Orange, California, 92667 (the "Holder"), ABA 122-000-496; Account No.91 20008304; In the name of Commonwealth

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          Land Title Company - Escrow Trust Account; Escrow 111013.SC; ATTN:
          Sharon Cramm, Escrow Officer.

II.  Covenants of the Borrower
     -------------------------

     Borrower promises to keep each of the following covenants:

     2.1  Compliance with Law
          -------------------

          Borrower shall comply with all existing and future laws, regulations, orders, building restrictions and requirements of, and all agreements with and commitments to, all governmental, judicial or legal authorities having jurisdiction over the Property and Borrower's business.

     2.2  Conditional Sales Contracts
          ---------------------------

          Without Bank's prior written consent, Borrower shall not purchase any materials, equipment, furnishings or fixtures to be installed on the Property under any agreement where the seller reserves title or the right of removal or repossession after such items are installed on the Property.

     2.3  Site Visits
          -----------

          Borrower shall allow Bank access to the Property at any reasonable time for the purposes of performing an appraisal, inspecting the Property, taking soil or groundwater samples, and conducting tests, among other things, to investigate for the presence of Hazardous Substances, as defined in Article IV. Borrower shall also allow Bank to examine, copy and audit its books and records. Bank is under no duty to visit or observe the Property, or to examine any books or records. Any site visit, observation or examination by Bank shall be solely for the purpose of protecting Bank's security and preserving Bank's rights under the Loan Documents. Bank owes no duty of care to protect Borrower or any other party against, or to inform Borrower or any other party of, any adverse condition affecting the Property, including any defects in the design or construction of any improvements on the Property or the presence of any Hazardous Substances on the Property.

     2.4  Insurance
          ---------

          Borrower shall maintain the following insurance:

          (a) All risk property damage insurance in nonreporting form on the Property, with a policy limit in an amount not less than the full insurable value of the Property on a replacement cost basis, including tenant improvements, if any. The policy shall include a business interruption (or rent loss, if more appropriate) endorsement, taxes and insurance premiums, a lender's loss payable endorsement (438 BFU) in favor of Bank, and any other endorsements required by Bank.

          (b) Comprehensive General Liability coverage with such limits as Bank may require. This policy shall name Bank as an additional insured. Coverage shall be written on an occurrence basis, not claims made.

          (c) Such other insurance as Bank may reasonably require, which may include earthquake, if available at commercially reasonably rates and flood.

          All policies of insurance required by Bank must be issued by companies approved by Bank and otherwise be acceptable to Bank as to amounts, forms, risk coverages and deductibles. In addition, each policy (except workers' compensation) must provide Bank at least thirty (30) days' prior notice of cancellation, non-renewal or modification. If Borrower fails to keep any such coverage in effect while the Loan is outstanding, Bank may procure the coverage at Borrower's expense. Borrower shall reimburse Bank, on demand, for all premiums advanced by Bank, which advances shall be considered to be additional loans to Borrower secured by the Deed of Trust and bearing interest at the default rate provided in the Note.

     2.5  Payment of Expenses
          -------------------

          Borrower shall pay all costs and expenses incurred by Bank in connection with the making, disbursement and administration of the Loan, as well as any revisions, extensions, renewals or "workouts" of the Loan, and in the exercise of any of Bank's rights or remedies under this

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          Agreement. Such costs and expenses include title insurance, recording and escrow charges, fees for appraisal, environmental services, legal fees and expenses of Bank's counsel and any other reasonable fees and costs for services, regardless of whether such services are furnished by Bank's employees or by independent contractors. Borrower acknowledges that the Loan fee does not include amounts payable by Borrower under this section. All such sums incurred by Bank and not immediately reimbursed by Borrower shall be considered an additional loan to Borrower secured by the Deed of Trust and bearing interest at the default rate provided in the Note.

     2.6  Financial and Other Information
          -------------------------------

          If Borrower or any Guarantor is other than a natural person or a trust, Borrower shall provide Bank, its and each such Guarantor's annual CPA-audited financial statements, including a year-end balance
          ------
          sheet and annual profit and loss statement within 90 days of fiscal year-end and shall provide copies of its and each such Guarantor's tax returns, together with all supporting schedules within 30 days of filing. Borrower shall also provide an annual operating statement on the Property in form and substance satisfactory to Bank. On request, Borrower shall promptly provide Bank with any other financial or other information concerning its and each Guarantor's affairs and properties as Bank may request.

     2.7  Notices
          -------

          Borrower shall promptly notify Bank in writing of:

          (a) any litigation affecting Borrower, any Guarantor or the Property, and, if Borrower or any Guarantor is other than a natural person or trust, any general partner or controlling shareholder of Borrower or such Guarantor;

          (b) any notice that the Property or Borrower's or Guarantor's business fails in any respect to comply with any applicable law, regulation or court order; and

          (c) any material adverse change in the physical condition of the Property or Borrower's or any Guarantor's financial condition or operations or other circumstance that adversely affects Borrower's intended use of the Property or Borrower's ability to repay the Loan.

     2.8  Indemnity
          ---------

          Borrower agrees to indemnify, defend with counsel acceptable to Bank, and hold Bank harmless from and against all liabilities, claims, actions, damages, costs and expenses (including all legal fees and expenses of Bank's counsel) arising out of or resulting from the ownership, operation, or use of the Property, whether such claims are based on theories of derivative liability, comparative negligence or otherwise. Notwithstanding anything to the contrary in any other Loan Document, the provisions of this Section 2.8 shall not be secured by the Deed of Trust, and shall survive the termination of this Agreement, repayment of the Loan and foreclosure of the Deed of Trust or similar proceedings.

     2.9  Preservation of Rights; Maintenance of Properties
          -------------------------------------------------

          Borrower shall obtain and preserve all rights, privileges and franchises necessary or desirable for the operation of the Property and the conduct of Borrower's business. Borrower shall maintain all its properties in good condition.

     2.10 Transfer of Assets
          ------------------

          Borrower will not transfer assets to a trust unless the trust agreement is reviewed by the Bank and judged acceptable and the trustee issues a guarantee of payment.

     2.11 Negative Covenants
          ------------------

          Without Bank's prior written consent, Borrower shall not:

          (a) engage in any business activities substantially different from Borrower's present business;

          (b)  liquidate or dissolve Borrower's business;

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           (c)  lease or dispose of all or a substantial part of Borrower's business or Borrower's assets;

           (d)  sell any assets for less than fair market price; or

           (e) enter into any consolidation, merger, pool, joint venture, syndicate or other combination.

     2.12  Performance of Acts
           -------------------

           Upon request by Bank, Borrower shall perform all acts which may be necessary or advisable to perfect any lien or security interest provided for in the Loan Documents or to carry out the intent of the Loan Documents.

     2.13  Keeping Guarantor Informed
           --------------------------

           Borrower shall keep each Guarantor, and any third party executing the Deed of Trust or any other security instrument securing the Loan, informed of Borrower's financial condition and business operations and all other circumstances which may affect Borrower's ability to pay and perform its obligations under the Loan Documents. In addition, Borrower shall deliver to each such person all of the financial information required to be furnished to Bank hereunder.

III. Use or Leasing of the Property
     ------------------------------

     3.1   Use of the Property
           -------------------

           (a) Borrower shall occupy the Property for the conduct of its regular business. Borrower shall not change its intended use of the Property without Bank's prior written approval.

     3.2   Income from Property
           --------------------

           Borrower shall first apply all income derived from the Property, including all income from leases, to pay costs and expenses associated with the ownership, maintenance, operation and leasing of the Property, including all amounts then required to be paid under the Loan Documents, before using or applying such income for any other purpose. No such income shall be distributed or paid to any partner, shareholder or, if Borrower is a trust, to any beneficiary or trustee, unless all such costs and expenses which are then due have been paid in full.

IV.  Hazardous Substances
     --------------------

     Notwithstanding any provision in the Deed of Trust or any other Loan Document, the provisions of this Article IV shall not be secured by the Deed of Trust and shall survive termination of this Agreement, repayment of the Loan, and foreclosure of the Deed of Trust or similar proceedings.

     4.1  Definition of Hazardous Substance
          ---------------------------------

          For purposes of this Agreement, a "Hazardous Substance" is defined to mean any substance, material or waste, including asbestos and petroleum (including crude oil or any fraction thereof), which is or becomes designated, classified or regulated as "toxic," "hazardous," a "pollutant" or similar designation under any federal, state or local law, regulation or ordinance.

     4.2  Indemnity Regarding Hazardous Substances
          ----------------------------------------

          Borrower agrees to indemnify, defend with counsel acceptable to Bank, and hold Bank, its parent and affiliated companies, and their respective officers, directors, employees and agents, harmless from and against all actual or threatened liabilities, claims, actions, damages (including foreseeable and unforeseeable consequential damages), penalties, costs, expenses (including attorney's fees) and losses directly or indirectly arising out of or resulting from the presence of any Hazardous Substance in or around any part of the Property or in the soil or groundwater under the Property, including
          (1) any expenses incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, and
          (2) any resulting damages or injuries to the person or

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          property of any third parties or to any natural resources. In addition, Borrower shall similarly indemnify, defend and hold harmless any persons purchasing the Property through a foreclosure sale or following a foreclosure sale, and any persons purchasing the Loan or any portion of or interest in it.

     4.3  Representation and Warranty
          ---------------------------

          Before signing this Agreement, Borrower researched and inquired into the previous, current and contemplated uses and ownership of the Property. Based on that due diligence, Borrower represents and warrants that, to the best of its knowledge, no Hazardous Substance has been or will be disposed of, released onto or otherwise exists in, on, or under the Property, except as Borrower has disclosed to Bank in writing.

     4.4  Compliance with Law; Notices
          ----------------------------

          Borrower has complied, and shall comply and cause all occupants of the Property to comply, with all laws, regulations and ordinances governing or applicable to Hazardous Substances as well as the recommendations of any qualified environmental engineer or other expert. Borrower shall promptly notify Bank if it knows or suspects there may be any Hazardous Substance in or around the Property, or in the soil or groundwater under the Property, or if any action or investigation by any governmental agency or third party pertaining to Hazardous Substances is pending or threatened.

V.   Representations and Warranties
     ------------------------------

     Borrower promises that each representation and warranty set forth below is true, accurate and correct.

     5.1  Formation; Authority
          --------------------

          If Borrower is anything other than a natural person, it has complied with all laws and regulations concerning its organization, existence and the transaction of its business, and is in good standing in each state in which it conducts its business. Borrower is authorized to execute, deliver and perform its obligations under each of the Loan Documents.

     5.2  No Violation
          ------------

          Neither Borrower nor the Property is in violation of, nor do the terms of this Agreement conflict with, any regulation or ordinance, any order of any court or governmental entity, or any covenant or agreement affecting Borrower or the Property. There are no claims, actions, proceedings or investigations pending or threatened against Borrower or affecting the Property except for those previously disclosed by Borrower to Bank in writing.

     5.3  Financial Information
          ---------------------

          All financial information which has been and will be delivered to Bank, including all information relating to the financial condition of Borrower, any of its partners, shareholders, or other principals, any Guarantor, and the Property, does and will fairly and accurately represent the financial condition being reported on. All such information was and will be prepared in accordance with generally accepted accounting principles consistently applied, unless otherwise noted. As of the date hereof, there has been no material adverse change in any financial condition reported at any time to Bank.

     5.4  Borrower Not a "Foreign Person"
          ------------------------------

          Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended from time to time.

     5.5  Disclosure to Guarantor
          -----------------------

          Before each Guarantor, and, if applicable, each third party executing the Deed of Trust or other instrument securing the Loan, became obligated in connection with the Loan, Borrower made full disclosure to that person regarding Borrower's financial condition and business operations and all other circumstances bearing upon Borrower's ability to pay and perform its obligations under the Loan Documents.

VI.  Default and Remedies
     --------------------

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     6.1  Events of Default
          -----------------

          Borrower will be in default under this Agreement upon the occurrence of any one or more of the following events ("Event of Default"):

          (a) Borrower fails to make any payment due under the Note, or fails to make any payment demanded by Bank under any Loan Document, within ten (10) days after the date due or demanded; or

          (b) Borrower fails to comply with any covenant contained in this Agreement other than those referred to in clause (a), and does not either cure that failure within thirty (30) days after written notice from Bank, or, if the default cannot be cured in thirty days, within a reasonable time; or

          (c) Borrower or any Guarantor, or Borrower's managing general partner if it is a partnership or its majority shareholder if it is a corporation, becomes insolvent or the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships; or

          (d) Borrower or any Guarantor dissolves or liquidates, or any of these events happens to Borrower's managing general partner if it is a partnership or to its chief executive or majority shareholder if it is a corporation, or, if Borrower or any Guarantor is a trust, the trust is revoked or materially modified or there is a change or substitution of the trustee; or

          (e) Borrower or any Guarantor dies or becomes permanently disabled, or any of these events happens to Borrower's or any Guarantor's managing general partner, if it is a partnership, its chief executive officer, if it is a corporation, or its trustee, if it is a trust; or

          (f) Any representation or warranty made or given in any of the Loan Documents proves to be false or misleading in any material respect; or

          (g) Any Guarantor revokes its Guaranty or any Guaranty becomes ineffective for any reason; or

          (h)  An event of default occurs under any of the Loan Documents; or

          (i) Bank fails to have an enforceable first lien on or security interest in any property given as security for the Loan (except as approved by Bank in writing); or

          (j) A lawsuit or suits are filed against Borrower or any Guarantor, or a judgment or judgments are entered against Borrower or any Guarantor, or any government authority takes action that materially adversely affects Borrower's intended use of the Property or Borrower's or any Guarantor's ability to repay the Loan; or

          (k) Borrower, any Guarantor or any person affiliated with Borrower or any Guarantor fails to meet the conditions of, or fails to perform any obligation under, any other agreement Borrower has with Bank or any affiliate of Bank, including without limitation that certain loan made by Bank in the amount of $729,000.00 secured by a junior deed of trust on the Property. For the purposes of this section, "affiliated with" means in control of, controlled by or under common control with; or

          (l) Borrower, any Guarantor or any person affiliated with Borrower or any Guarantor defaults in connection with any credit such person has with any lender, if the default consists of the failure to make a payment when due or gives the other lender the right to accelerate the obligation, or if the obligation is secured by a lien on the Property. For the purposes of this section, "affiliated with" means in control of, controlled by or under common control with; or

          (m) There is a material adverse change in Borrower's or any Guarantor's financial condition, or event or condition that materially impairs Borrower's intended use of the Property or Borrower's or any Guarantor's ability to repay the Loan.

     6.2  Remedies
          --------

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          If an Event of Default occurs under this Agreement.

          (a) Bank may exercise any right or remedy which it has under any of the Loan Documents, or which is otherwise available at law or in equity or by statute, and all of Bank's rights and remedies shall be cumulative. All of borrower's obligations under the Loan Documents shall become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all at Bank's option, exercisable in its sole discretion.

          (b) Bank shall have the right in its sole discretion to enter the Property and take possession of it, whether in person, by agent or by court-appointed receiver, collect rents and otherwise protect its collateral. If Bank exercises any of the rights or remedies provided in this clause (b), that exercise shall not make Bank a partner or joint venturer of Borrower. All sums which are expended by Bank in preserving its collateral shall be considered an additional loan to Borrower secured by the Deed of Trust and bearing interest at the default rate provided in the Note.

VII. Reference and Arbitration
     -------------------------

     7.1  Judicial Reference
          ------------------

          In any judicial action between or among the parties, including but not limited to any action or cause of action arising out of or relating to this Agreement or the Loan Documents or based on or arising from an alleged tort, all decisions of fact and law shall at the request of any party be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. The parties shall designate to
                                          -- ---
          the court a referee or referees selected under the auspices of the American Arbitration Association ("AAA") in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

     7.2  Mandatory Arbitration
          ---------------------

          After the Deed of Trust has been released, fully reconveyed, or extinguished, any controversy or claim between or among the parties, including those arising out of or relating to this Agreement or the Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the AAA. The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     7.3  Real Property Collateral
          ------------------------

          Notwithstanding the provisions of Section 7.2, no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to Bank which is secured by real property collateral. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in Section 7.1.

     7.4  Provisional Remedies, Self-Help and Foreclosure
          -----------------------------------------------

          No provision of this Article VII shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure

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                                      -7-
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          under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

VIII. Miscellaneous Provisions
      ------------------------

      8.1  No Waiver; Consents
           -------------------

           No alleged waiver by Bank shall be effective unless in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Bank to take action on account of any default of Borrower. Consent by Bank to any act or omission by Borrower shall not be construed as a consent to any other or subsequent act or omission.

      8.2  No Third Parties Benefited
           --------------------------

           This Agreement is made and entered into for the sole protection and benefit of Bank and Borrower and their successors and assigns. No trust fund is created by this Agreement and no other persons or entities shall have any right of action under this Agreement or any right to the Loan funds.

      8.3  Notices
           -------

           All notices given under this Agreement shall be in writing and shall be effectively served upon delivery, or if mailed, upon the first to occur of receipt or the expiration of forty-eight hours after deposit in first-class or certified United States mail, postage prepaid, sent to the party at its address appearing below its signature. Those addresses may be changed by either party by notice to the other party.

      8.4  Attorneys' Fees
           ---------------

           If any lawsuit, reference or arbitration is commenced which arises out of, or which relates to this Agreement, the Loan Documents or the Loan, including any alleged tort action, regardless of which party commences the action, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action or proceeding, in addition to costs and expenses otherwise allowed by law. In all other situations, including any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships, Borrower agrees to pay all of Bank's costs and expenses, including attorneys' fees, which may be incurred in any effort to collect or enforce the Loan or any part of it or any term of any Loan Document. From the time(s) incurred until paid in full to Bank, all sums shall bear interest at the default rate provided in the Note.

      8.5  Heirs, Successors and Assigns
           -----------------------------

           The terms of this Agreement shall bind and benefit the heirs, legal representatives, successors and assigns of the parties; provided, however, that Borrower may not assign this Agreement without the prior written consent of Bank. Bank shall have the right to transfer the Loan to any other persons or entities without the consent of or notice to Borrower. Without the consent of or notice to Borrower, Bank may disclose to any prospective purchaser of any securities issued by Bank, and to any prospective or actual purchaser of any interest in the Loan or any other loans made by Bank to Borrower, any financial or other information relating to Borrower, the Loan or the Property.

      8.6  Interpretation
           --------------

           The language of this Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any party. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." Whenever Borrower is obligated to pay or reimburse Bank for any attorneys' fees, those fees shall include the allocated costs for services of in-house counsel.

      8.7  Miscellaneous
           -------------

           This Agreement may not be modified or amended except by a written agreement signed by the parties. The invalidity or unenforceability of any one or more provisions of this Agreement shall in no way affect any other provision. If Borrower consists of more than one person or entity, each shall be

________________________________________________________________________________
           jointly and severally liable to Bank for the faithful performance of this Agreement and the other Loan Documents. Time is of the essence in the performance of this Agreement and the other Loan Documents. This Agreement shall be governed by California law.

      8.8  Integration and Relation to Loan Commitment
           -------------------------------------------

           The Loan Documents fully state all of the terms and conditions of the parties' agreement regarding the matters mentioned in or incidental to this Agreement. The Loan Documents supersede all oral negotiations and prior writings concerning the subject matter of the Loan Documents, including any loan commitment issued to Borrower.

      8.9  Relationships with Other Bank Customers
           ---------------------------------------

           From time to time, Bank may have business relationships with Borrower's customers, suppliers, contractors, tenants, partners, shareholders, officers or directors, with businesses offering products or services similar to those of Borrower, or with persons seeking to invest in, borrow from or lend to Borrower. Borrower agrees that in no event shall Bank be obligated to disclose to Borrower any information concerning any other Bank customer. Borrower further agrees that Bank may extend credit to those parties and may take any action it may deem necessary to collect any such credit, regardless of any effect the extension or collection of such credit may have on Borrower's financial condition or operations.

________________________________________________________________________________

     Borrower:

     Prolong Super Lubricants, Inc.
     a Nevada Corporation

     By:  /s/ Elton Alderman
          ----------------------------
          Elton Alderman,
          President

     By:  /s/ Thomas Billstein
          -----------------------------
          Thomas Billstein,
          Secretary

     Address of Borrower:

     6 Thomas
     Irvine, CA 92618

     Bank:

     BANK OF AMERICA COMMUNITY DEVELOPMENT BANK

     By:  /s/ RUSSELL G. SARDINA
          ----------------------
          Russell G. Sardina,
          Vice President


     Address of Bank:

     10850 White Rock Road, Suite 101
     Rancho Cordova, CA 95670

________________________________________________________________________________

                                PROMISSORY NOTE
                                (STANDING LOAN)
                                 (FIXED RATE)


$1,692,000.00                                                Loan No.31243
April 1, 1998                                         Rancho Cordova, California


1.   BORROWER'S PROMISE TO PAY.
     -------------------------

     For value received, Prolong Super Lubricants, lnc., a Nevada corporation
                         ----------------------------------------------------
(the "Borrower") promises to pay One Million Six Hundred Ninety Two Thousand and
                                 -----------------------------------------------
No/100 Dollars ($1,692,000.00), plus interest, to the order of BANK OF AMERICA
------          -------------
COMMUNITY DEVELOPMENT BANK (the "Bank") at P 0 Box 1186, Rancho Cordova,
                                           -----------------------------
California, 95741 or at such other place as the holder of this Note may from
-----------------
time to time require.

     This Note evidences a Standing Loan (the "Loan") from Bank to Borrower made
                           -------------
pursuant to a Standing Loan Agreement (the "Loan Agreement") between Bank and
              -----------------------
Borrower of even date herewith. This Note is secured by a deed of trust (the "Deed of Trust") covering certain real property and other collateral.

2.   INTEREST RATE AND MONTHLY PAYMENTS.
     ----------------------------------

     A.   Interest Rate. Interest shall accrue at the rate of 7.875% per year
          -------------
(the "Note Rate").

     B.   Monthly Payments. If the Deed of Trust records on any day but the
          ----------------
first day of a month, Borrower will pay interest in advance from the date of recording to the first day of the next month. Thereafter, principal and interest shall be payable in equal monthly installments of Thirteen Thousand Fifty and 32/100 Dollars ($13,050.32), beginning on the first day of June, 1998 and
                                                           ----------
continuing on the first day of each month thereafter, with a final payment of all remaining unpaid principal, interest and other sums due under this Note due and payable on May 1, 2008 (the "Maturity Date").
               -----------

     C.   Interest Calculation. Interest will be computed on the basis of a
          --------------------
three hundred sixty (360) day year and actual days elapsed, which results in more interest than if a three hundred sixty~five (365) day year were used.

3.   PRINCIPAL PREPAYMENTS.
     ---------------------

     A.   Prepayments. Borrower may prepay principal on the Note in whole or in
          -----------
part in minimum amounts equal to or greater than twenty percent (20%) of the face amount of this Note in accordance with the terms of this Section. Prepayments which are less than twenty percent (20%) of the face amount of this Note are not permitted. Borrower shall give Bank irrevocable written notice of Borrower's intention to make the prepayment, specifying the date and amount of the prepayment. The notice must be received by Bank at least five (5) Banking Days in advance of the prepayment. All prepayments of principal on the Note shall be applied to the most remote principal installment or installments then unpaid. Each prepayment, whether voluntary, by reason of acceleration or otherwise, must be accompanied by payment of all accrued interest on the amount prepaid and the prepayment fee ("Prepayment Fee") described below. Bank will submit a certificate to Borrower setting forth its determination of any Prepayment Fee, which certificate shall be conclusive and binding in the absence of manifest error.

     B.   Prepayment Fee. The Prepayment Fee will be the sum of the following:
          ---------------

          (1)  $250; plus
                     ----

          (2) the sum of the fees calculated separately as of each Original Payment Date as follows:

               (a) subtract the applicable Reinvestment Rate from the Cost of Funds Rate;

               (b)  divide the difference of (a) by twelve (12);

               (c) multiply the quotient of (b) by the Original Loan Balance on the Original Payment Date;

               (d) determine the present value of the product from (c) using the Reinvestment Rate.

               (e) add together the amounts calculated in (d) as of each Original Payment Date; if the prepayment is a partial prepayment, multiply this sum by the Prepaid Percentage;

               (f) If the amount determined under (e) is less than zero (0), the component of the Prepayment Fee calculated under this subpart (2) is zero (0); plus
                       ----

          (3) an amount equal to all costs and expenses Bank reasonably expects to incur in liquidation and reinvestment of the prepaid funds.

     C.   Definitions. For purposes of this Note, the capitalized terms used
          -----------
herein and not otherwise defined in the Note have the following meanings.

          (1) "Banking Day" means a day, other than a Saturday or Sunday, on which Bank is open for business for all banking functions in California.

          (2) "Cost of Funds Rate" means the fixed interest rate of 5.95% per annum.

          (3) "Money Market" means one or more wholesale funding markets available to Bank, including domestic certificates of deposit, Eurodollar deposits, bank deposit notes or other appropriate money market instruments selected by Bank.

          (4) "Money Market Rate" means the fixed interest rate per annum, determined solely by Bank on the date of prepayment, that Bank could obtain by investing funds in the Money Market and that approximates a period of time starting on the date of the prepayment and ending on the applicable Original Payment Date.

          (5) "Original Loan Balance" means the principal balance of the Loan which would have been outstanding on a single Original Payment Date if there had been no prepayment.

          (6) "Original Payment Dates" means the dates on which principal of the Loan would have been paid under the terms of this Note if there had been no prepayment.

          (7) "Prepaid Percentage" means the quotient derived by dividing the amount of the prepayment by the principal amount of the Loan outstanding immediately prior to the prepayment.

          (8) "Reinvestment Rate" means the Money Market Rate (if an Original Payment Date is less than five (5) years from the date of the prepayment), or the Treasury Rate plus one~quarter of one percentage point (0.25%) (if an Original Payment Date is more than five (5) years from the date of the prepayment).

          (9) "Treasury Rate" means the interest rate yield which Bank determines could be obtained by investing funds in obligations of the U.S. Treasury from the date of prepayment through the applicable Original Payment Date (or if a quoted rate for that term is not readily available, Bank's reasonable approximation of the interest rate yield for that term).

     D.   Determination of Reinvestment Rates. Bank may adjust the Treasury Rate
          -----------------------------------
and Money Market Rate to reflect the compounding, accrual basis, or other costs of the Loan. Each of the rates is Bank's estimate only, and Bank is under no obligation to actually reinvest any prepayment. The rates shall be based on information from either the Telerate or Reuters information services, or other information sources the Bank deems appropriate.

4.   BORROWER'S WAIVER OF PREPAYMENT RIGHT.
     -------------------------------------

     By its signature below, Borrower expressly waives any right to prepay the Loan except on the express terms set forth above. Borrower agrees to pay the Prepayment Fee even if the prepayment is made following Bank's acceleration of the Note due to a default by Borrower, or by reason of any transfer giving Bank the right to accelerate the maturity of this Note pursuant to the terms of the Deed of Trust. Borrower acknowledges that prepayment of the Loan may result in Bank incurring additional costs (including lost opportunity costs), expenses or liabilities. Borrower therefore agrees that the Prepayment Fee represents a reasonable estimate of the prepayment costs, expenses or liabilities Bank may suffer on a prepayment. Borrower agrees that Bank's willingness to offer the interest rate described in this Note is sufficient and independent consideration for this waiver. Borrower understands that Bank would not offer such interest rate to Borrower absent this waiver.

  Borrower:

  Prolong Super Lubricants,Inc.,
   a Nevada Corporation

  By: /s/ Elton Alderman
     ----------------------------
     Elton Alderman,
     President


  By: /s/ Thomas Billstein,
     ----------------------------
     Thomas Billstein,
     Secretary


5.   DEFAULT RATE.
     ------------

          From and after the Maturity Date, or such earlier date as all sums owing on this Note become due and payable by acceleration or otherwise, all sums owing on this Note, at the option of Bank, shall bear interest until paid in full at three (3) percentage points above the rate at which interest would otherwise accrue under this Note.

6.   LATE PAYMENTS.
     -------------

     A.   Late Charge for Overdue Payments. If Bank has not received the full
          --------------------------------
amount of any monthly payment by the end of ten (10) calendar days after the date it is due, Borrower will pay a late charge to Bank in the amount of six percent (6%) of the overdue payment. Borrower will pay this late charge only once on any late payment.

7.   MISCELLANEOUS.
     -------------

     A.   Payments. All amounts payable under this Note are payable in lawful
          --------
money of the United States. Checks constitute payment only when collected.

     B.   Joint and Several. If more than one person or entity are signing this
          -----------------
Note as Borrower, their obligations under this Note will be joint and several.

     C.   Loan Agreement. This Note is subject to the terms and conditions of
          --------------
the Loan Agreement, which, among other things, contains provisions for acceleration of the maturity of this Note.


     IN WITNESS WHEREOF, Borrower has duly executed and delivered this Note to Bank as of the date first above written.

Borrower:

Prolong Super Lubricants, Inc.,
 a Nevada Corporation

By: /s/ Elton Alderman
   ----------------------------
   Elton Alderman,
   President

By: /s/ Thomas Billstein
   ----------------------------
   Thomas Billstein,
   Secretary

                 [LETTERHEAD OF BANK OF AMERICA APPEARS HERE]

________________________________________________________________________________

                      DEED OF TRUST, ASSIGNMENT OF RENTS
                              AND FIXTURE FILING

   [_]  If this box is checked, this document is a CONSTRUCTION TRUST DEED securing a construction loan.

This Deed of Trust is made as of April 1, 1998, by Prolong Super Lubricants,
                                 --------------    ------------------------
Inc., a Nevada corporation, as trustor ("Trustor"), to EQUITABLE DEED COMPANY,
--------------------------
a California corporation, as trustee ("Trustee"), for the benefit of BANK OF AMERICA COMMUNITY DEVELOPMENT BANK, a California state-chartered bank, as beneficiary ("Beneficiary"). Trustee is a subsidiary of an affiliate of Beneficiary.

1.   GRANT IN TRUST

     1.1 The Property. For the purpose of securing payment and performance of the Secured Obligations defined in Section 2 below, Trustor hereby irrevocably and unconditionally grants, conveys, transfers and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all estate, right, title and interest which Trustor now has or may later acquire in the following property (collectively, the "Property"):

          (a) The real property located in the County of Orange, State of California, as described in Exhibit "A" hereto;

          (b) All buildings, structures, improvements, fixtures and appurtenances now or hereafter placed on such real property, and all apparatus and equipment now or hereafter attached in any manner to the real property or any building on the real property, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust;

          (c) All easements and rights of way appurtenant to such real property; all crops (growing or to be grown on such real property); all standing timber upon such real property; all development rights or credits and air rights; all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant to such real property) and shares of stock pertaining to such water or water rights, ownership of which affect such real property; all minerals, oil, gas, and other hydrocarbon substances and rights thereto in, on, under, or upon such real property;

          (d) All existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions relating to the use and enjoyment of all or any part of such real property, and any and all guaranties and other agreements relating to or made in connection with any of the foregoing;

          (e) All proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the real property, buildings or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any breach of warranty, misrepresentation, damage or injury to, or defect in, the real property, buildings or the other property described above or any part of them; and

          (f) All proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

________________________________________________________________________________

     1.2 Fixture Filing. This Deed of Trust constitutes a financing statement filed as a fixture filing under Section 9402(6) of the California Uniform Commercial Code, as amended or recodified from time to time, covering any Property which now is or later may become a fixture attached to the real property described in Paragraph 1.1(a) or any building located thereon.

2.   THE SECURED OBLIGATIONS

     2.1 Purpose of Securing. Trustor makes the grant, conveyance, transfer and assignment set forth in Section 1 for the purpose of securing the following obligations (the "Secured Obligations") in any order of priority that Beneficiary may choose:

          (a)  Payment of all obligations of Trustor ("Obligor") to Beneficiary
                                             -------
          arising under the instrument(s) or agreement(s) described below (the "Debt Instrument"):

               [X]  a promissory note dated as of April 1, 1998, payable by
                                                  --------------
                    Obligor as maker in the stated principal amount of One
                                                                       ---
                    Million Six Hundred Ninety Two Thousand and No/100 Dollars
                    --------------------------------------------------
                    ($1,692,000.00) to the order of Beneficiary.
                     -------------

               [X]  a certain Standing Loan Agreement dated as of April 1, 1998,
                              -----------------------             -------------
                    between Obligor and Beneficiary which provides for extensions of credit in a principal amount not exceeding One
                                                                             ---
                    Million Six Hundred Ninety Two Thousand and No/100 Dollars
                    --------------------------------------------------
                    ($1,692,000.00).
                     -------------

               [_]  a certain N/A Guaranty dated N/A, in the principal amount
                              ---                ---
                    of -0- Dollars ($-O-) given by Obligor to Beneficiary in
                       ---          ----
                    support of the obligations of N/A to Beneficiary.
                                                  ---
               [_]  (Describe).

               This Deed of Trust also secures payment of all obligations of Obligor under the Debt Instrument which arise after the Debt Instrument is extended, renewed, modified or amended pursuant to any written agreement between Obligor and Beneficiary, and all obligations of Obligor under any successor agreement or instrument which restates and supersedes the Debt Instrument in its entirety.

          (b) Payment and performance of all obligations of Trustor under this Deed of Trust; and

          (c) Payment and performance of all future advances and other obligations that Trustor (or any successor in interest to Trustor) or Obligor (if different from Trustor) may agree to pay and or perform (whether as principal, surety or guarantor) to or for the benefit of Beneficiary, when a writing signed by Trustor (or any successor in interest to Trustor) evidences said parties' agreement that such advance or obligation be secured by this Deed of Trust.

          This Deed of Trust does not secure any obligation which expressly states that it is unsecured, whether contained in the foregoing Debt Instrument or in any other document, agreement or instrument.

     2.2 Terms of Secured Obligations. All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Debt Instrument described in Paragraph 2.1(a) and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. The Debt Instrument, among other things, provides for the following:

          [_] a revolving line of credit to Obligor pursuant to which Obligor may borrow, repay extensions of credit, and re-borrow amounts which have been repaid. The unpaid balance of the revolving line of credit may at certain times be zero. A zero balance does not affect Beneficiary's agreement to make further extensions of credit under the Debt Instrument. Beneficiary's interest under this Deed of Trust will remain in full force and effect notwithstanding a zero balance under the revolving line of credit.

          [_] an interest rate which may vary from time to time on one or more of the obligations arising under the Debt Instrument.

3.   ASSIGNMENT OF RENTS

     3.1 Assignment. Trustor hereby irrevocably, absolutely, presently and unconditionally assigns to Beneficiary all rents, royalties, issues, profits, revenue, income and proceeds of the Property, whether now due, past due or to become due, including all prepaid rents and security deposits (collectively, the "Rents" ) and confers upon Beneficiary the right to collect such Rents with or without taking possession of the Property. In the event that anyone establishes and exercises any right to develop, bore for or mine for

________________________________________________________________________________
          any water, gas, oil or mineral on or under the surface of the Property, any sums that may become due and payable to Trustor as bonus or royalty payments, and any damages or other compensation payable to Trustor in connection with the exercise of any such rights, shall also be considered Rents assigned under this Paragraph. This is an absolute assignment, not an assignment for security only.

     3.2 Grant of License. Notwithstanding the provisions of Paragraph 3.1, Beneficiary hereby confers upon Trustor a license ("License") to collect and retain the Rents as they become due and payable, so long as no Event of Default, as defined in Paragraph 5.2, shall exist and be continuing. If an Event of Default has occurred and is continuing, Beneficiary shall have the right, which it may choose to exercise in its sole discretion, to terminate this License without notice to or demand upon Trustor, and without regard to the adequacy of the security for the Secured Obligations.

4.   RIGHTS AND DUTIES OF THE PARTIES

     4.1 Representations and Warranties. Trustor represents and warrants that Trustor lawfully possesses and holds fee simple title to all of the Property, unless Trustor's present interest in the Property is described in Exhibit A as a leasehold interest, in which case Trustor lawfully possesses and holds a leasehold interest in the Property as stated in Exhibit A.

     4.2 Taxes, Assessments, Liens and Encumbrances. Trustor shall pay prior to delinquency all taxes, levies, charges and assessments, including assessments on appurtenant water stock, imposed by any public or quasi-public authority or utility company which are (or if not paid, may become) a lien on all or part of the Property or any interest in it, or which may cause any decrease in the value of the Property or any part of it. Trustor shall immediately discharge any lien on the Property which Beneficiary has not consented to in writing, and shall also pay when due each obligation secured by or reducible to a lien, charge or encumbrance which now or hereafter encumbers or appears to encumber all or part of the Property, whether the lien, charge or encumbrance is or would be senior or subordinate to this Deed of Trust.

     4.3  Damages and Insurance and Condemnation Proceeds.

          (a) Trustor hereby absolutely and irrevocably assigns to Beneficiary, and authorizes the payor to pay to Beneficiary, the following claims, causes of action, awards, payments and rights to payment (collectively, the "Claims"):

               (i) all awards of damages and all other compensation payable directly or indirectly because of a condemnation, proposed condemnation or taking for public or private use which affects all or part of the Property or any interest in it;

               (ii) all other awards, claims and causes of action, arising out of any breach of warranty or misrepresentation affecting all or any part of the Property, or for damage or injury to, or defect in, or decrease in value of all or part of the Property or any interest in it;

               (iii) all proceeds of any insurance policies payable because of loss sustained to all or part of the Property; and

               (iv)   all interest which may accrue on any of the foregoing.

          (b)  Trustor shall immediately notify Beneficiary in writing if:

               (i) any damage occurs or any injury or loss is sustained to all or part of the Property, or any action or proceeding relating to any such damage, injury or loss is commenced; or

               (ii) any offer is made, or any action or proceeding is commenced, which relates to any actual or proposed condemnation or taking of all or part of the Property.

               If Beneficiary chooses to do so, it may in its own name appear in or prosecute any action or proceeding to enforce any cause of action based on breach of warranty or misrepresentation, or for damage or injury to, defect in, or decrease in value of all or part of the Property, and it may make any compromise or settlement of the action or proceeding. Beneficiary, if it so chooses, may participate in any action or proceeding relating to condemnation or taking of all or part of the Property, and may join Trustor in adjusting any loss covered by insurance.

          (c) All proceeds of the Claims assigned to Beneficiary under this Paragraph shall be paid to Beneficiary. In each instance, Beneficiary shall apply those proceeds first toward reimbursement of all of Beneficiary's costs and expenses of recovering the proceeds, including attorneys' fees. Trustor further authorizes Beneficiary, at Beneficiary's option and in Beneficiary's sole discretion, and regardless of whether there is any impairment of the Property, (i) to apply the balance of such proceeds, or any portion of them, to pay or prepay some or all of the Secured Obligations in such order or proportion as Beneficiary may determine, or (ii) to hold the balance of such proceeds, or any portion of them, in a non-interest-bearing account to be used for the cost of reconstruction, repair or alteration of the Property, or (iii) to release the balance of such proceeds, or any portion

________________________________________________________________________________
          of them, to Trustor. If any proceeds are released to Trustor, neither Beneficiary nor Trustee shall be obligated to see to, approve or supervise the proper application of such proceeds. If the proceeds are held by Beneficiary to be used to reimburse Trustor for the costs of restoration and repair of the Property, the Property shall be restored to the equivalent of its original condition, or such other condition as Beneficiary may approve in writing. Beneficiary may, at Beneficiary's option, condition disbursement of the proceeds on Beneficiary's approval of such plans and specifications prepared by an architect satisfactory to Beneficiary, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen, and such other evidence of costs, percentage of completion of construction, application of payments, and satisfaction of liens as Beneficiary may reasonably require.

4.4 Insurance. Trustor shall provide and maintain in force at all times all risk property damage insurance on the Property and such other type of insurance on the Property as may be required by Beneficiary in its reasonable judgment. At Beneficiary's request, Trustor shall provide Beneficiary with a counterpart original of any policy, together with a certificate of insurance setting forth the coverage, the limits of liability, the carrier, the policy number and the expiration date. Each such policy of insurance shall be in an amount, for a term, and in form and content satisfactory to Beneficiary, and shall be written only by companies approved by Beneficiary. In addition, each policy of hazard insurance shall include a Form 438BFU or equivalent loss payable endorsement in favor of Beneficiary.

4.5  Maintenance and Preservation of Property.
     (a) Trustor shall keep the Property in good condition and repair and shall not commit or allow waste of the Property. Trustor shall not remove or demolish the Property or any part of it, or alter, restore or add to the Property, or initiate or allow any change in any zoning or other land use classification which affects the Property or any part of it, except with Beneficiary's express prior written consent in each instance.
     (b) If all or part of the Property becomes damaged or destroyed, Trustor shall promptly and completely repair and/or restore the Property in a good and workmanlike manner in accordance with sound building practices, regardless of whether or not Beneficiary agrees to disburse insurance proceeds or other sums to pay costs of the work of repair or reconstruction under Paragraph 4.3.
     (c) Trustor shall not commit or allow any act upon or use of the Property which would violate any applicable law or order of any governmental authority, whether now existing or later to be enacted and whether foreseen or unforeseen, or any public or private covenant, condition, restriction or equitable servitude affecting the Property. Trustor shall not bring or keep any article on the Property or cause or allow any condition to exist on it, if that could invalidate or would be prohibited by any insurance coverage required to be maintained by Trustor on the Property or any part of it under this Deed of Trust.
     (d) If Trustor's interest in the Property is a leasehold interest, Trustor shall observe and perform all obligations of Trustor under any lease or leases and shall refrain from taking any actions prohibited by any lease or leases. Trustor shall preserve and protect the leasehold estate and its value.
     (e) If the Property is agricultural, Trustor shall farm the Property in a good and husbandlike manner. Trustor shall keep all trees, vines and crops on the Property properly cultivated, irrigated, fertilized, sprayed and fumigated, and shall replace all dead or unproductive trees or vines with new ones. Trustor shall prepare for harvest, harvest, remove and sell any crops growing on the Property. Trustor shall keep all buildings, fences, ditches, canals, wells and other farming improvements on the Property in first class condition, order and repair.
     (f) Trustor shall perform all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value.

4.6 Releases, Extensions, Modifications and Additional Security. Without affecting the personal liability of any person, including Trustor (or Obligor, if different from Trustor), for the payment of the Secured Obligations or the lien of this Deed of Trust on the remainder of the Property for the unpaid amount of the Secured Obligations, Beneficiary and Trustee are respectively empowered as follows:
     (a)  Beneficiary may from time to time and without notice:
          (i)    release any person liable for payment of any Secured
                 Obligation;
          (ii) extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation;
          (iii) accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or
          (iv) alter, substitute or release any property securing the Secured Obligations.
________________________________________________________________________________

          (b) Trustee may perform any of the following acts when requested to do so by Beneficiary in writing:

               (i) consent to the making of any plat or map of the Property or any part of it;

               (ii) join in granting any easement or creating any restriction affecting the Property;

               (iii) join in any subordination or other agreement affecting this Deed of Trust or the lien of it; or

               (iv) reconvey the Property or any part of it without any warranty.

     4.7 Reconveyance. When all of the Secured Obligations have been paid in full and no further commitment to extend credit continues, Trustee shall reconvey the Property, or so much of it as is then held under this Deed of Trust, without warranty to the person or persons legally entitled to it. In the reconveyance, the grantee may be described as "the person or persons legally entitled thereto," and the recitals of any matters or facts shall be conclusive proof of their truthfulness. Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance.

     4.8  Compensation and Reimbursement of Costs and Expenses.

          (a) Trustor agrees to pay fees in the maximum amounts legally permitted, or reasonable fees as may be charged by Beneficiary and Trustee when the law provides no maximum limit, for any services that Beneficiary or Trustee may render in connection with this Deed of Trust, including Beneficiary's providing a statement of the Secured Obligations or Trustee's rendering of services in connection with a reconveyance. Trustor shall also pay or reimburse all of Beneficiary's and Trustee's costs and expenses which may be incurred in rendering any such services.

          (b) Trustor further agrees to pay or reimburse Beneficiary for all costs, expenses and other advances which may be incurred or made by Beneficiary or Trustee to protect or preserve the Property or to enforce any terms of this Deed of Trust, including the exercise of any rights or remedies afforded to Beneficiary or Trustee or both of them under Paragraph 5.3, whether any lawsuit is filed or not, or in defending any action or proceeding arising uiider or relating to this Deed of Trust, including attorneys' fees and other legal costs, costs of any sale of the Property and any cost of evidence of title.

          (c) Trustor shall pay all obligations arising under this Paragraph immediately upon demand by Trustee or Beneficiary. Each such obligation shall be added to, and considered to be part of, the principal of the Secured Obligations, and shall bear interest from the date the obligation arises at the rate provided in any instrument or agreement evidencing the Secured Obligations. If more than one rate of interest is applicable to the Secured Obligations, the highest rate shall be used for purposes hereof. If the instrument or agreement evidencing the Secured Obligations does not state a rate of interest, interest shall accrue at the rate of ten percent (10%) per annum.

     4.9  Exculpation and lndemnification.

          (a) Beneficiary shall not be directly or indirectly liable to Trustor or any other person as a consequence of any of the following;

               (i) Beneficiary's exercise of or failure to exercise any rights, remedies or powers granted to it in this Deed of Trust;

               (ii) Beneficiary's failure or refusal to perform or discharge any obligation or liability of Trustor under any agreement related to the Property or under this Deed of Trust;

               (iii) Beneficiary's failure to produce Rents from the Property or to perform any of the obligations of the lessor under any lease covering the Property;

               (iv) any waste committed by lessees of the Property or any other parties, or any dangerous or defective condition of the Property; or

               (v) any loss sustained by Trustor or any third party resulting from any act or omission of Beneficiary in operating or managing the Property upon exercise of the rights or remedies afforded Beneficiary under Paragraph 5.3, unless the loss is caused by the wilful misconduct and bad faith of Beneficiary.

               Trustor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Beneficiary.

          (b) Trustor agrees to indemnify Trustee and Beneficiary against and hold them harmless from all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other costs and expenses which either may suffer or incur in performing any act required or permitted by this Deed of Trust or by law or because of any failure of Trustor to perform any of its obligations. This agreement by Trustor to indemnify Trustee and Beneficiary shall survive the release and cancellation of any or all of the Secured Obligations and the full or partial release and/or reconveyance of this Deed of Trust.

     4.10 Defense and Notice of Claims and Actions. At Trustor's sole expense, Trustor shall protect, preserve and defend the Property and title to and right of possession of the Property, and the security of this

________________________________________________________________________________

           Deed of Trust and the rights and powers of Beneficiary and Trustee created under it, against all adverse claims. Trustor shall give Beneficiary and Trustee prompt notice in writing if any claim is asserted which does or could affect any of these matters, or if any action or proceeding is commenced which alleges or relates to any such claim.

     4.11 Substitution of Trustee. From time to time, Beneficiary may substitute a successor to any Trustee named in or acting under this Deed of Trust in any manner now or later to be provided at law, or by a written instrument executed and acknowledged by Beneficiary and recorded in the office of the recorder of the county where the Property is situated. Any such instrument shall be conclusive proof of the proper substitution of the successor Trustee, who shall automatically upon recordation of the instrument succeed to all estate, title, rights, powers and duties of the predecessor Trustee, without conveyance from it.

     4.12 Site Visits, Observation and Testing. Beneficiary shall have the right at any reasonable time to enter and visit the Property for the purposes of performing appraisals, observing the Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Property. Beneficiary shall have no duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by Beneficiary shall impose any liability on Beneficiary. In no event shall any site visit, observation or testing by Beneficiary be a representation that Hazardous Substances are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither Trustor nor any other party is entitled to rely on any site visit, observation or testing by Beneficiary. Beneficiary owes no duty of care to protect Trustor or any other party against, or to inform Trustor or any other party of, any Hazardous Substances or any other adverse condition affecting the Property. Beneficiary shall give Trustor reasonable notice before entering the Property. Beneficiary shall make reasonable efforts to avoid interfering with Trustor's use of the Property in exercising any rights provided in this Paragraph. For purposes of this Paragraph, "Hazardous Substance" means any substance, material or waste which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or which is or become similarly designated, classified or regulated under any federal, state or local law, regulation or ordinance.

     4.13 Impound Account. At the request of Beneficiary, Trustor will monthly pay to Beneficiary an amount equal to one-twelfth (1/12th) of the annual costs of taxes and assessments on the Property plus the estimated next insurance premiums on policies of insurance required under Paragraph 4.4 of this Deed of Trust divided by the number of months between the date of computation and the date the insurance premiums are due. Beneficiary may release the amounts paid under this Paragraph to Trustor for payment by Trustor of such taxes, assessments and insurance premiums, or Beneficiary may use such amounts to itself pay such taxes, assessments and insurance premiums, at Beneficiary's option.

5.   ACCELERATING TRANSFERS, DEFAULT AND REMEDIES

     5.1   Accelerating Transfers.

           (a) "Accelerating Transfer" means any sale, contract to sell, conveyance, encumbrance, lease, or other transfer, whether voluntary, involuntary, by operation of law or otherwise, of all or any material part of the Property or any interest in it, including any transfer or exercise of any right to drill for or to extract any water (other than for Trustor's own use), oil, gas or other hydrocarbon substances or any mineral of any kind on or under the surface of the Property. If Trustor is a corporation, "Accelerating Transfer" also means any transfer or transfers of shares possessing, in the aggregate, more than fifty percent (50%) of the voting power. If Trustor is a partnership, "Accelerating Transfer" also means withdrawal or removal of any general partner, dissolution of the partnership under California law, or any transfer or transfers of, in the aggregate, more than fifty percent (50%) of the partnership interests.

           (b) Trustor agrees that Trustor shall not make any Accelerating Transfer, unless the transfer is preceded by Beneficiary's express written consent to the particular transaction and transferee. Beneficiary may withhold such consent in its sole discretion. If any Accelerating Transfer occurs, Beneficiary in its sole discretion may declare all of the Secured Obligations to be immediately due and payable, and Beneficiary and Trustee may invoke any rights and remedies provided by Paragraph 5.3 of this Deed of Trust.

     5.2 Events of Default. The occurrence of any one or more of the following events, at the option of Beneficiary, shall constitute an event of default ("Event of Default") under this Deed of Trust:

           (a) Obligor fails to make any payment, when due, under the Debt Instrument (after giving effect to any applicable grace period), or any other default occurs under and as defined in the Debt

________________________________________________________________________________

               Instrument or in any other instrument or agreement evidencing any of the Secured Obligations and such default continues beyond any applicable cure period;

          (b) Trustor fails to make any payment or perform any obligation which arises under this Deed of Trust; or

          (c) Any representation or warranty made in connection with this Deed of Trust or the Secured Obligations proves to have been false or misleading in any material respect when made; or

          (d) Any default occurs under any other deed of trust on all or any part of the Property, or under any obligation secured by such deed of trust, whether such deed of trust is prior to or subordinate to this Deed of Trust.

     5.3 Remedies. At any time after the occurrence of an Event of Default, Beneficiary and Trustee shall be entitled to invoke any and all of the rights and remedies described below, as well as any other rights and remedies authorized by law. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.

          (a) Beneficiary may declare any or all of the Secured Obligations to be due and payable immediately.

          (b) Beneficiary may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property.

          (c) Beneficiary, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and in its own name or in the name of Trustor sue for or otherwise collect any and all Rents, including those that are past due, and may also do any and all other things in connection with those actions that Beneficiary may in its soie discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: entering into, enforcing, modifying, or cancelling leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; fixing or modifying Rents; completing any unfinished construction; contracting for and making repairs and alterations; performing such acts of cultivation or irrigation as necessary to conserve the value of the Property; and preparing for harvest, harvesting and selling any crops that may be growing on the property. Trustor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact to perform such acts and execute such documents as Beneficiary in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor's name on any instruments. Trustor agrees to deliver to Beneficiary all books and records pertaining to the Property, including computer-readable memory and any computer hardware or software necessary to access or process such memory, as may reasonably be requested by Beneficiary in order to enable Beneficiary to exercise its rights under this Paragraph.

          (d) Either Beneficiary or Trustee may cure any breach or default of Trustor, and if it chooses to do so in connection with any such cure, Beneficiary or Trustee may also enter the Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Beneficiary or Trustee under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Beneficiary's or Trustee's sole judgment is or may be senior in priority to this Deed of Trust, such judgment of Beneficiary or Trustee to be conclusive as among the parties to this Deed of Trust; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under this Deed of Trust; otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Beneficiary or Trustee. Beneficiary and Trustee may take any of the actions permitted hereunder either with or without giving notice to any person.

          (e) Beneficiary may bring an action in any court of competent jurisdiction to foreclose this instrument or to obtain specific enforcement of any of the covenants or agreements of this Deed of Trust.

          (f) Beneficiary may cause the Property to be sold by Trustee as permitted by applicable law. Before any such trustee's sale, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Trustee shall sell the Property, either as a whole or in separate parcels, and in such order as Trustee may determine, at a public auction to be held at the time and place specified in the notice of sale. Neither Trustee nor Beneficiary shall have any obligation to make demand on Trustor before any trustee's sale. From time to time in accordance with then applicable law, Trustee may, and in any event at Beneficiary's request shall, postpone any trustee's sale by public announcement at the time and place noticed for that sale. At any trustee's sale, Trustee shall sell to the highest bidder at public auction for cash in lawful money of the United States. Any person, including Trustor, Trustee or

________________________________________________________________________________

               Beneficiary, may purchase at the trustee's sale. Trustee shall execute and deliver to the purchaser(s) a deed or deeds conveying the property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any trustee's sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all persons as to the facts recited in it.

     5.4  Application of Sale Proceeds and Rents.

          (a) Beneficiary and Trustee shall apply the proceeds of any sale of the Property in the following manner: first, to pay the portion of the Secured Obligations attributable to the costs, fees and expenses of the sale, including costs of evidence of title in connection with the sale; and, second, to pay all other Secured Obligations in any order and proportions as Beneficiary in its sole discretion may choose. The remainder, if any, shall be remitted to the person or persons entitled thereto.

          (b) Beneficiary shall apply any and all Rents collected by it, and any and all sums other than proceeds of any sale of the Property which Beneficiary may receive or collect under Paragraph 5.3, in the following manner: first, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation and collection that may be incurred by Trustee, Beneficiary or any receiver; and, second, to pay all other Secured Obligations in any order and proportions as Beneficiary in its sole discretion may choose. The remainder, if any, shall be remitted to the person or persons entitled thereto. Beneficiary shall have no liability for any funds which it does not actually receive.

6.   MISCELLANEOUS PROVISIONS

     6.1  No Waiver or Cure.

          (a) Each waiver by Beneficiary or Trustee must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Beneficiary or Trustee to take action on account of any default of Trustor. Consent by Beneficiary or Trustee to any act or omission by Trustor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Beneficiary's or Trustee's consent to be obtained in any future or other instance.

          (b) If any of the events described below occurs, that event alone shall not cure or waive any breach, Event of Default or notice of default under this Deed of Trust or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed); or impair the security of this Deed of Trust; or prejudice Beneficiary, Trustee or any receiver in the exercise of any right or remedy afforded any of them under this Deed of Trust; or be construed as an affirmation by Beneficiary of any tenancy, lease or option, or a subordination of the lien of this Deed of Trust:

               (i) Beneficiary, its agent or a receiver takes possession of all or any part of the Property;

               (ii) Beneficiary collects and applies Rents, either with or without taking possession of all or any part of the Property;

               (iii) Beneficiary receives and applies to any Secured Obligation proceeds of any Property, including any proceeds of insurance policies, condemnation awards, or other claims, property or rights assigned to Beneficiary under this Deed of Trust;

               (iv) Beneficiary makes a site visit, observes the Property and/or conducts tests thereon;

               (v) Beneficiary receives any sums under this Deed of Trust or any proceeds of any collateral held for any of the Secured Obligations, and applies them to one or more Secured Obligations;

               (vi) Beneficiary, Trustee or any receiver performs any act which it is empowered or authorized to perform under this Deed of Trust or invokes any right or remedy provided under this Deed of Trust.

     6.2  Powers of Beneficiary and Trustee.

          (a) Trustee shall have no obligation to perform any act which it is empowered to perform under this Deed of Trust unless it is requested to do so in writing and is reasonably indemnified against loss, cost, liability and expense.

          (b) Beneficiary may take any of the actions permitted under Paragraphs 5.3(b) and/or 5.3(c) regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Deed of Trust.

________________________________________________________________________________

          (c) From time to time, Beneficiary or Trustee may apply to any court of competent jurisdiction for aid and direction in executing the trust and enforcing the rights and remedies created under this Deed of Trust. Beneficiary or Trustee may from time to time obtain orders or decrees directing, confirming or approving acts in executing this trust and enforcing these rights and remedies.

     6.3  Nonborrower Trustor.

          (a) If any Trustor ("Nonborrower Trustor") is not the Obligor under the Debt Instrument described in Paragraph 2.1(a), such Nonborrower Trustor authorizes Beneficiary to perform any of the following acts at any time, all without notice to Nonborrower Trustor and without affecting Beneficiary's rights or Nonborrower Trustor's obligations under this Deed of Trust:

               (i) Beneficiary may alter any terms of the Debt Instrument or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Debt Instrument or any part of it;

               (ii) Beneficiary may take and hold security for the Debt Instrument, accept additional or substituted security for the Debt Instrument, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect, sell or otherwise dispose of any such security;

               (iii) Beneficiary may apply any security now or later held for the Debt Instrument in any order that Beneficiary in its sole discretion may choose, and may direct the order and manner of any sale of all or any part of it and bid at any such sale;

               (iv) Beneficiary may release Obligor of its liability for the Debt Instrument or any part of it; and

               (v) Beneficiary may substitute, add or release any one or more guarantors or endorsers of the Debt Instrument.

          (b)  Nonborrower Trustor waives:

               (i) Any right it may have to require Beneficiary to proceed against Obligor, proceed against or exhaust any security held from Obligor, or pursue any other remedy in Beneficiary's power to pursue;

               (ii) Any defense based on any legal disability of Obligor, any discharge or limitation of the liability of Obligor to Beneficiary, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor-relief proceeding, or from any other cause, or any claim that Nonborrower Trustor's obligations exceed or are more burdensome than those of Obligor;

               (iii) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Deed of Trust and of the existence, creation, or incurring of new or additional indebtedness of Obligor, and demands and notices of every kind;

               (iv) Any defense based on or arising out of any defense that Obligor may have to the payment or performance of the Debt Instrument or any part of it; and

               (v) All rights of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, all rights to enforce any remedy that the Beneficiary may have against Obligor, and all rights to participate in any security now or later to be held by Beneficiary for the Debt Instrument.

          (c) Nonborrower Trustor assumes full responsibility for keeping informed of Obligor's financial condition and business operations and all other circumstances affecting Obligor's ability to pay and perform its obligations to Beneficiary, and agrees that Beneficiary shall have no duty to disclose to Nonborrower Trustor any information which Beneficiary may receive about Obligor's financial condition, business operations, or any other circumstances bearing on its ability to perform.

          (d) For purposes of this Paragraph 6.3, all references to the Debt Instrument shall also include any instrument or agreement executed by Obligor subsequent to the date of this Deed of Trust which is secured by this Deed of Trust in accordance with the provisions of Paragraph 2.1(c).

     6.4 Merger. No merger shall occur as a result of Beneficiary's acquiring any other estate in or any other lien on the Property unless Beneficiary consents to a merger in writing.

     6.5 Joint and Several Liability. If Trustor consists of more than one person, each shall be jointly and severally liable for the faithful performance of all of Trustor's obligations under this Deed of Trust.

     6.6 Applicable Law. This Deed of Trust shall be governed by California law.

________________________________________________________________________________

     6.7 Successors in Interest. The terms, covenants and conditions of this Deed of Trust shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. However, this Paragraph does not waive the provisions of Paragraph 5.1.

     6.8 Interpretation. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Deed of Trust are for convenience only and do not define or limit any terms or provisions. The word include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." The word "obligations" is used in its broadest and most comprehensive sense, and includes all primary, secondary, direct, indirect, fixed and contingent obligations. It further includes all principal, interest, prepayment charges, late charges, loan fees and any other fees and charges accruing or assessed at any time, as well as all obligations to perform acts or satisfy conditions. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Deed of Trust. The Exhibits to this Deed of Trust are hereby incorporated in this Deed of Trust.

     6.9 In-House Counsel Fees. Whenever Trustor is obligated to pay or reimburse Beneficiary or Trustee for any attorneys' fees, those fees shall include the allocated costs for services of in-house counsel.

     6.10 Waiver of Marshaling. Trustor waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to direct the order in which any of the Property will be sold in the event of any sale under this Deed of Trust, including any rights provided by California Civil Code Sections 2899 and 3433, as such Sections may be amended from time to time. Each successor and assign of Trustor, including any holder of a lien subordinate to this Deed of Trust, by acceptance of its interest or lien agrees that it shall be bound by the above waiver, as if it had given the waiver itself.

     6.11 Severability. If any provision of this Deed of Trust should be held unenforceable or void, that provision shall be deemed severable from the remaining provisions and in no way affect the validity of this Deed of Trust except that if such provision relates to the payment of any monetary sum, then Beneficiary may, at its option, declare all Secured Obligations immediately due and payable.

     6.12 Notices. Trustor hereby requests that a copy of notice of default and notice of sale be mailed to it at the address set forth below. That address is also the mailing address of Trustor as debtor under the California Uniform Commercial Code. Beneficiary's address given below is the address for Beneficiary as secured party under the California Uniform Commercial Code.

          [_]  If this box is checked, N/A signs as Trustor solely for the
                                       ---
               purpose of subjecting any potential community property interest in the Property to this Deed of Trust.


ADDRESSES WHERE NOTICES TO TRUSTOR(S) ARE TO BE SENT:

PROLONG SUPER LUBRICANTS, INC.
6 Thomas
Irvine, CA 92618

ADDRESS WHERE NOTICES TO BENEFIClARY ARE TO BE SENT:

BANK OF AMERICA COMMUNITY DEVELOPMENT BANK
P.O. Box 1186
Rancho Cordova, CA 95741


TRUSTOR:

Prolong Super Lubricants, Inc.
A Nevada corporation

By: /s/ Elton Alderman
    ---------------------------------
    Elton Alderman,
    President

By: /s/ Thomas Billstein
    ---------------------------------
    Thomas Billstein,
    Secretary

________________________________________________________________________________

                            GENERAL ACKNOWLEDGMENT


(State of California     )

(County of Orange       )

On 04/14/98, before me, S. CRAM personally appeared Elton Alderman & Thomas Billstein, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.

                                        (Seal)

Signature: /s/ S. CRAM
           ---------------------


                                             [SEAL APPEARS HERE]

________________________________________________________________________________

                                                              EXHIBIT/ATTACHMENT
                                                                TO DOCUMENTATION

                                  EXHIBIT "A"
                              (Legal Description)


EXHIBIT A, ATTACHED TO AND FORMING A PART OF THAT CERTAIN DEED OF TRUST,
---------
ASSIGNMENT OF RENTS AND FLXTURE FILING DATED APRIL 1, 1998, EXECUTED BY TRUSTOR IN FAVOR OF BANK OF AMERICA COMMUNITY DEVELOPMENT BANK.

ALL THAT CERTAIN LAND SLTUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, DESCRIBED AS
FOLLOWS:

Parcel 15 in the City of Irvine, County of Orange, State of California, as shown on a Parcel Map filed in book 112, pages 17 to 25, inclusive of Parcel Maps, in the office of the County Recorder of said County.

Except any and all oil, oil rights, minerals, mineral rights, natural gas rights, and other hydrocarbons by whatsoever name known, geothermal steam, and all products derived from any of the foregoing, that may be within or under the land, together with the perpetual right of drilling, mining, explorIng and operating therefor and storing in and removing the same from the land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereby, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines; without however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land, as reserved in the deed from The Irvine Company, a Michigan corporation successor by merger with Irvine Industrial Complex, a corporation, recorded August 8, 1979 in book 13260, page 763 of Official Records.



Property Address:

6 THOMAS
Irvine, CA 92618

________________________________________________________________________________

================================================================================

[LOGO OF BANK OF AMERICA APPEARS HERE]                 PAYMENT GUARANTY
                                                        (COMMERICAL REAL ESTATE)
________________________________________________________________________________


This Payment Guaranty ("Guaranty") is made as of April 1, 1998 by Prolong International Corporation, a Nevada corporation ("Guarantor") in favor of Bank of America Community Development Bank and its successors and assigns ("Bank").

                              Factual Background
                              ------------------

A. Guarantor is executing this Guaranty to induce Bank to make a standing loan (defined in Section 2 as the "Loan") to Prolong Super Lubricants, Inc., a Nevada corporation ("Borrower") in the principal amount of One Million Six Hundred Ninety Two Thousand and No/100 Dollars $1,692,000.00. The Loan is being made under a Standing Loan Agreement (the "Loan Agreement") entered into as of April 1, 1998, between Bank and Borrower.

B. The Loan is evidenced by a promissory note (the "Note") made payable to Bank in the principal amount of the Loan. The Note is secured by a deed of trust ("Deed of Trust") covering certain real and personal property, as therein described (all collectively, the "Property"). The Note may also be secured by other collateral, as more fully explained in the Loan Agreement.

C. This Guaranty is one of several Loan Documents, as defined and designated in the Loan Agreement. The Loan Documents also include the Loan Agreement, the Note, the Deed of Trust and certain other specified instruments and agreements.

                                   Guaranty
                                   --------

1.   Guaranty of Loan. Guarantor unconditionally guaranties to Bank the full
     ----------------
     payment of and performance of Borrower's obligations in connection with the Loan, and unconditionally agrees to pay Bank the full amount of the Loan. This is a guaranty of payment, not of collection. If Borrower defaults in the payment when due of the Loan or any part of it, Guarantor shall in lawful money of the United States pay to Bank or order, on demand, all sums due and owing on the Loan, including all interest, charges, fees and other sums, costs and expenses.

2.   Loan. In this Guaranty, the term "Loan" is broadly defined to mean and
     ----
     include all primary, secondary, direct, indirect, fixed and contingent obligations of Borrower to pay principal, interest, prepayment charges, late charges, loan fees and any other fees, charges, sums, costs and expenses which may be owing at any time under the Note or the other Loan Documents, as any or all of them may from time to time be modified, amended, extended or renewed. For purposes of this Guaranty, the Loan includes any and all such obligations which may arise in connection with
     (a) Hazardous Substances, as defined in the Loan Agreement, and (b) any advances made before recording of the Deed of Trust. If the amount outstanding under the Loan is determined by a court of competent jurisdiction, that determination shall be conclusive and binding on Guarantor, regardless of whether Guarantor was a party to the proceeding in which the determination was made or not.

3.   Rights of Bank. Guarantor authorizes Bank to perform any or all of the
     --------------
     following acts at any time in its sole discretion, all without notice to Guarantor and without affecting Guarantor's obligations under this
     Guaranty:

     (a) Bank may alter any terms of the Loan or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Loan or any part of it.

     (b) Bank may take and hold security for the Loan or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

________________________________________________________________________________

________________________________________________________________________________

     (c) Bank may direct the order and manner of any sale of all or any part of any security now or later to be held for the Loan or this Guaranty, and Bank may also bid at any such sale.

     (d) Bank may apply any payments or recoveries from Borrower, Guarantor or any other source, and any proceeds of any security, to Borrower's obligations under the Loan Documents in such manner, order and priority as Bank may elect, whether or not those obligations are guarantied by this Guaranty or secured at the time of the application.

     (e) Bank may release Borrower of its liability for the Loan or any part of it.

     (f) Bank may substitute, add or release any one or more guarantors or endorsers.

     (g) In addition to the Loan, Bank may extend other credit to Borrower, and may take and hold security for the credit so extended, all without affecting Guarantor's liability under this Guaranty.

4.   Guaranty to be Absolute. Guarantor expressly agrees that until the Loan is
     -----------------------
     paid and performed in full and each and every term, covenant and condition of this Guaranty is fully performed, Guarantor shall not be released by or because of:

     (a) Any act or event which might otherwise discharge, reduce, limit or modify Guarantor's obligations under this Guaranty;

     (b) Any waiver, extension, modification, forbearance, delay or other act or omission of Bank, or its failure to proceed promptly or otherwise as against Borrower, Guarantor or any security;

     (c) Any action, omission or circumstance which might increase the likelihood that Guarantor may be called upon to perform under this Guaranty or which might affect the rights or remedies of Guarantor as against Borrower; or

     (d) Any dealings occurring at any time between Borrower and Bank, whether relating to the Loan or otherwise.

     Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of Guarantor under it shall be absolute and unconditional under any and all circumstances.

5.   Guarantor's Waivers. Guarantor waives:
     -------------------

     (a) All statutes of limitations as a defense to any action or proceeding brought against Guarantor by Bank, to the fullest extent permitted by law;

     (b) Any right it may have to require Bank to proceed against Borrower, proceed against or exhaust any security held from Borrower, or pursue any other remedy in Bank's power to pursue;

     (c) Any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower;

     (d)  Any defense based on:
          (i)     any legal disability of Borrower,
          (ii) any release, discharge, modification, impairment or limitation of the liability of Borrower to Bank from any cause, whether consented to by Bank or arising by operation of law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships ("Insolvency Proceeding") and
          (iii) any rejection or disaffirmance of the Loan, or any part of it, or any security held for it, in any such Insolvency Proceeding;
________________________________________________________________________________

________________________________________________________________________________

     (e) Any defense based on any action taken or omitted by Bank in any Insolvency Proceeding involving Borrower, including any election to have Bank's claim allowed as being secured, partially secured or unsecured, any extension of credit by Bank to Borrower in any Insolvency Proceeding, and the taking and holding by Bank of any security for any such extension of credit;

     (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind except for any demand or notice by Bank to Guarantor expressly provided for in Section 1; and

     (g) Any defense based on or arising out of any defense that Borrower may have to the payment or performance of the Loan or any part of it.

6.   Waivers of Subrogation and Other Rights.
     ---------------------------------------

     (a) Upon a default by Borrower, Bank in its sole discretion, without prior notice to or consent of Guarantor, may elect to:
          (i)    foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Loan,
          (ii)   accept a transfer of any such security in lieu of foreclosure,
          (iii) compromise or adjust the Loan or any part of it or make any other accommodation with Borrower or Guarantor, or
          (iv) exercise any other remedy against Borrower or any security. No such action by Bank shall release or limit the liability of Guarantor, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to Bank, whether contractual or arising by operation of law or otherwise. Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Bank or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Loan.

     (b) Regardless of whether Guarantor may have made any payments to Bank, Guarantor forever waives:
          (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Borrower for any sums paid to Bank, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise,
          (ii) all rights to enforce any remedy that Bank may have against Borrower, and (iii) all rights to participate in any security now or later to be held by Bank for the Loan.

7.   Revival and Reinstatement. If Bank is required to pay, return or restore to
     -------------------------
     Borrower or any other person any amounts previously paid on the Loan because of any Insolvency Proceeding of Borrower, any stop notice or any other reason, the obligations of Guarantor shall be reinstated and revived and the rights of Bank shall continue with regard to such amounts, all as though they had never been paid.

8.   Information Regarding Borrower and the Property. Before signing this
     -----------------------------------------------
     Guaranty, Guarantor investigated the financial condition and business operations of Borrower, the present and former condition, uses and ownership of the Property, and such other matters as Guarantor deemed appropriate to assure itself of Borrower's ability to discharge its obligations under the Loan Documents. Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Borrower's ability to pay and perform its obligations to Bank. Bank has no duty to disclose to Guarantor any information which Bank may have or receive about Borrower's financial condition or business operations, the condition or uses of the Property, or any other circumstances bearing on Borrower's ability to perform.

________________________________________________________________________________

________________________________________________________________________________

9.   Subordination. Any rights of Guarantor, whether now existing or later
     -------------
     arising, to receive payment on account of any indebtedness (including interest) owed to it by Borrower or any subsequent owner of the Property, or to withdraw capital invested by it in Borrower, or to receive distributions from Borrower, shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment to Bank of the Loan. Guarantor shall not be entitled to enforce or receive payment of any sums hereby subordinated until the Loan has been paid and performed in full and any such sums received in violation of this Guaranty shall be received by Guarantor in trust for Bank. The foregoing notwithstanding, Guarantor is not prohibited from receiving (a) such reasonable management fees or reasonable salary from Borrower as Bank may find acceptable from time to time, and (b) distributions from Borrower in an amount equal to any income taxes imposed on Guarantor which are attributable to Borrower's income from the Property.

10.  Financial Information. Guarantor shall keep true and correct financial
     ---------------------
     books and records, using generally accepted accounting principles consistently applied, or such other accounting principles as Bank in its reasonable judgment may find acceptable from time to time. Guarantor shall provide Bank Guarantor's annual CPA-audited financial statements, including
                              ------
     a year-end balance sheet and annual profit and loss statement within 90 days of fiscal year-end and shall provide copies of its 10K annually within 30 days of filing. Guarantor shall promptly provide Bank with any additional audited financial information that Guarantor may obtain, as well as signed copies of any tax returns and such other information concerning its affairs and properties as Bank may reasonably request.

     Guarantor represents and warrants that:

     (a) all financial statements and other financial information furnished or to be furnished to Bank are or will be true and correct and do or will fairly represent the financial condition of Guarantor (including all contingent liabilities);

     (b) all financial statements were or will be prepared in accordance with generally accepted accounting principles, or such other accounting principles as may be acceptable to Bank at the time of their preparation, consistently applied; and

     (c) there has been no material adverse change in Guarantor's financial condition since the dates of the statements most recently furnished to Bank.

11.  Events of Default. Bank may declare Guarantor to be in default under this
     -----------------
     Guaranty upon the occurrence of any of the following events ("Events of Default"):

     (a)  Guarantor fails to perform any of its obligations under this Guaranty;
          or

     (b) Guarantor revokes this Guaranty or this Guaranty becomes ineffective for any reason; or

     (c) Any representation or warranty made or given by Guarantor to Bank proves to be false or misleading in any material respect; or

     (d) Guarantor becomes insolvent or the subject of any Insolvency Proceeding; or

     (e) Guarantor dissolves or liquidates, or any of these events happens to any of Guarantor's general partners or to its chief executive or majority shareholder.

________________________________________________________________________________

________________________________________________________________________________

12.  Reference and Arbitration.
     -------------------------

     (a)  Judicial Reference. In any judicial action between or among the
          ------------------
          parties, including any action or cause of action arising out of or relating to this Guaranty or the Loan Documents or based on or arising from an alleged tort, all decisions of fact and law shall at the request of any party be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. The parties
                                                          -- ---
          shall designate to the court a referee or referees selected under the auspices of the American Arbitration Association ("AAA") in the same manner as, arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

     (b)  Mandatory Arbitration.  After the Deed of Trust has been released,
          ---------------------
          fully reconveyed or extinguished, any controversy or claim between or among the parties, including those arising out of or relating to this Guaranty or the Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the AAA. The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     (c)  Real Property Collateral. Notwithstanding the provisions of subsection
          ------------------------
          12(b), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation by Guarantor or Borrower to Bank which is secured by real property collateral. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined by reference as provided in subsection 12(a).

     (d)  Provisional Remedies, Self-Help and Foreclosure. No provision of this
          ----------------------------------- -----------
          Section 12 shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

13.  Authorization; No Violation. Guarantor is authorized to execute, deliver
     ---------------------------
     and perform under this Guaranty, which is a valid and binding obligation of Guarantor. No provision or obligation of Guarantor contained in this Guaranty violates any applicable law, regulation or ordinance, or any order or ruling of any court or governmental agency. No such provision or obligation conflicts with, or constitutes a breach or default under, any agreement to which Guarantor is a party.

14.  Additional and Independent Obligations. Guarantor's obligations under this
     --------------------------------------
     Guaranty are in addition to its obligations under any other existing or future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Bank. Guarantor's obligations under this Guaranty are independent of those of Borrower on the Loan. Bank may bring a separate action, or commence a separate reference or arbitration proceeding against Guarantor without first proceeding against Borrower, any other person or any security that Bank may hold, and without pursuing any other remedy. Bank's rights under this Guaranty shall not be exhausted by any action by Bank until the Loan has been paid and performed in full.

________________________________________________________________________________

________________________________________________________________________________

15.  No Waiver; Consents; Cumulative Remedies. Each waiver by Bank must be in
     ----------------------------------------
     writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from Bank's delay in exercising or failure to exercise any right or remedy against Borrower, Guarantor or any security. Consent by Bank to any act or omission by Borrower or Guarantor shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for Bank's consent to be obtained in any future or other instance. All remedies of Bank against Borrower and Guarantor are cumulative.

16.  No Release. Guarantor shall not be released from its obligations under this
     ----------
     Guaranty except by a writing signed by Bank.

17.  Heirs, Successors and Assigns; Participations. The terms of this Guaranty
     ---------------------------------------------
     shall bind and benefit the heirs, legal representatives, successors and assigns of Bank and Guarantor; provided, however, that Guarantor may not assign this Guaranty, or assign or delegate any of its rights or obligations under this Guaranty, without the prior written consent of Bank in each instance. Bank in its sole discretion may sell or assign participations or other interests in the Loan and this Guaranty, in whole or in part, all without notice to or the consent of Guarantor and without affecting Guarantor's obligations under this Guaranty. Also without notice to or the consent of Guarantor, Bank may disclose any and all information in its possession concerning Guarantor, this Guaranty and any security for this Guaranty to any actual or prospective purchaser of any securities issued or to be issued by Bank, and to any actual or prospective purchaser or assignee of any participation or other interest in the Loan and this Guaranty.

18.  Notices. All notices given under this Guaranty must be in writing and shall
     -------
     be effectively served upon delivery, or if mailed, upon the first to occur of receipt or the expiration of forty-eight hours after deposit in certified United States mail, postage prepaid, sent to the party at its address given at the end of this Guaranty. Those addresses may be changed by Bank or Guarantor by written notice to the other party. Service of any notice on any one Guarantor signing this Guaranty shall be effective service on Guarantor for all purposes.

19.  Rules of Construction. In this Guaranty, the word "Borrower" includes both
     ---------------------
     the named Borrower and any other person who at any time assumes or otherwise becomes primarily liable for all or any part of the obligations of the named Borrower on the Loan. The word "person" includes any individual, company, trust or other legal entity of any kind. If this Guaranty is executed by more than one person, the word "Guarantor" includes all such persons. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Guaranty. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

20.  Governing Law. This Guaranty shall be governed by, and construed in
     -------------
     accordance with, the laws of the State of California.

21.  Costs and Expenses. If any lawsuit, reference or arbitration is commenced
     ------------------
     which arises out of, or which relates to this Guaranty, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees (including allocated costs for services of in-house counsel) in the action or proceeding, in addition to costs and expenses otherwise allowed by law. In all other situations, including any Insolvency Proceeding, Guarantor agrees to pay all of Bank's costs and expenses, including attorneys' fees (including allocated costs for services of Bank's in-house counsel) which may be incurred in any effort to collect or enforce the Loan or any part of it or any term of this Guaranty. From the time(s) incurred until paid in full to Bank, all sums shall bear interest at the default rate provided in the Note.

22.  Consideration. Guarantor acknowledges that it expects to benefit from
     -------------
     Bank's extension of the Loan to Borrower because of its relationship to Borrower, and that it is executing this Guaranty in consideration of that anticipated benefit.

________________________________________________________________________________

________________________________________________________________________________

23.  Integration; Modifications.  This Guaranty (a) integrates all the terms and
     --------------------------
     conditions mentioned in or incidental to this Guaranty, (b) supersedes all oral negotiations and prior writings with respect to its subject matter, and (c) is intended by Guarantor and Bank as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by Guarantor and Bank. No representation, understanding, promise or condition shall be enforceable against any party unless it is contained in this Guaranty. This Guaranty may not be modified except in a writing signed by both Bank and Guarantor.

24.  Miscellaneous. The death or legal incapacity of any Guarantor shall not
     -------------
     terminate the obligations of such Guarantor or any other Guarantor under this Guaranty, including its obligations with regard to future advances under the Loan Documents. The liability of all persons who are in any manner obligated under this Guaranty shall be joint and several. The illegality or unenforceability of one or more provisions of this Guaranty shall not affect any other provision. Any Guarantor who is married agrees that Bank may look to all of his or her community property and separate property to satisfy his or her obligations under this Guaranty. Time is of the essence in the performance of this Guaranty by Guarantor.



GUARANTOR:                               Notices for Guarantor:

Prolong International Corporation.       6 Thomas
a Nevada corporation                     Irvine, CA 92618

By: /s/ Elton Alderman
    ------------------
    Elton Alderman,                      Notices for Bank:
    President

By: /s/ Thomas Billstein                 P.O. Box 1186
    -------------------                  Rancho Cordova, CA 95741
    Thomas Billstein
    Secretary

_______________________________________________________________________________

===============================================================================

                                                     SECURED AND UNSECURED
[LOGO OF BANK OF AMERICA APPEARS HERE]                 INDEMNITY AGREEMENT

________________________________________________________________________________

This Secured and Unsecured Indemnity Agreement ("Agreement") is made as of April 1, 1998, by Prolong Super Lubricants, Inc., a Nevada corporation ("Indemnitor") in favor of Bank of America Community Development Bank and its successors and assigns ("Bank").

                               Factual Background
                               ------------------

A. Indemnitor is executing this Agreement to induce Bank to make a standing loans the "Loan") to Indemnitor in the principal amount of One Million Six Hundred Ninety Two Thousand and No/100 Dollars ($1,692,000.00). The Loan is being made under the Standing Loan Agreement (the "Loan Agreement") entered Into as of April 1, 1998, between Bank and Indemnitor.

B The Loan is evidenced by a promissory note (the "Note") made payable to Bank in the principal amount of the Loan. The Loan is secured by a deed of trust ("Deed of Trust") and may also be secured by other collateral, as more fully explained in the Loan Agreement.

C. Because Bank is making the Loan and obtaining the Deed of Trust, Bank may potentially become subject to certain costs, risks and liabilities. Among other things, Bank may become subject to liabilities or alleged liabilities relating to environmental conditions as an "owner" or "operator" under applicable environmental law. These costs and liabilities may arise before or after may arise before or after repayment of the loan, and before or after foreclosure under the Deed of Trust. Because these costs and liabilities, if they occur, will be the best result of Bank's agreement to make the Loan, and in consideration of that agreement, Bank and Indemnitor have agreed as set forth below.

I.   Definitions
     -----------
     In addition to any terms defined elsewhere in this Agreement, as used in this Agreement:

     1.1 "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products) which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant," or which is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance.

     1.2 "Indemnified Costs" means all actual or threatened liabilities, claims, actions, causes of action, judgments, orders, damages (including foreseeable and unforeseeable consequential damages), costs, expenses, fines, penalties and losses (including sums paid in settlement of claims and all consultant, expert and legal fees and expenses of Bank's counsel), including those incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work (whether of the Property, as defined below, or any other property), or any resulting damages, harm or injuries to the person or property of any third parties or to any natural resources.

     1.3 "Indemnified Parties" means and includes Bank, its parent, subsidiary and affiliated companies, assignees of any of Bank's interest in the Loan or the Loan Documents, owners of participation or other interests in the Loan or the Loan Documents, any purchasers of the Property at any foreclosure sale or from Bank or any of its affiliates, and the officers, directors, employees and agents of each of them.

     1.4 "Loan Documents" means the agreements, instruments and documents defined and designated as such in the Loan Agreement. This Agreement is one of the Loan Documents.

     1.5 "Property" means all property that is or was at any time encumbered by the Deed of Trust, which may later include any and all property previously released from it.

     1.6  "Note Rate" means the rate of interest defined as such in the Note.


________________________________________________________________________________

________________________________________________________________________________

II.  Secured Indemnity Agreement
     ---------------------------

     2.1  Claims Under Secured Agreement
          -------------------------------
          No Indemnified Party shall make any claim under this Article II (except any rights asserted in a complaint for a deficiency judgment in a then-pending judicial foreclosure action) after the earliest to occur of:

          (a)   full and final repayment of the Loan; or

          (b) the completion of a judicial or nonjudicial foreclosure sale under the Deed of Trust; or

          (c) the acquisition of the Property by Bank or an affiliate of Bank by a conveyance in lieu of foreclosure.

     2.2  Secured Recourse Obligation
          ---------------------------
          All of the rights of the Indemnified Parties under this Article II shall be secured by the Deed of Trust. Notwithstanding any provision of the Loan Documents, the rights of the Indemnified Parties under this Article II shall not be affected by any provision of the Loan Documents limiting Bank's recourse or limiting indemnitor's liability for the Loan.

     2.3  Indemnity Regarding Hazardous Substances
          ----------------------------------------
          Indemnitor Indemnifies and holds the Indemnified Parties harmless from and against any and all Indemnified Costs directly or indirectly arising out of or resulting from any Hazardous Substances being present or released in, on or around any part of the Property, or in the soil, groundwater or sell vapor on or under the Property, including:

          (a) any claim for such Indemnified Costs asserted by any federal, state or local govermental agency, including the United States Environmental Protection Agency and the California Department of Health Services, and including any claim that any Idemnified Party is liable for any such Indemnified Costs as an "owner" or "operator" of the Property under any law relating to Hazardous Substances; and

          (b) any such Indemnified Costs claimed against any indemnified Party by any such person other than a governmental agency, including any person who may purchase or lease all or any portion of the Property from Indemnitor, from any Indemnified Party, or from any other purchaser or lessee; any person who may at any time have any interest in all or any portion of the property; any person who may at any time be responsible for any clean-up costs or other indemnified Costs relating to the Property; and any person claiming to have been injured in any way as a result of exposure to any Hazardous Substance; and

          (c) any such Indemnified Costs which any Indemnified Party reasonably believes at any time must be incurred to comply with any law, judgment, order, regulation or regulatory directive relating to Hazardous Substances, or which any Indemnified Party reasonably believes at any time must be incurred to protect the public health or safety; and

          (d) any such Indemnified Costs resulting from currently existing conditions in, on or around the Property, whether known or unknown by Indemnitor or the Indemified Parties at the time this Agreement is executed, and any such Indemnified Costs resulting from the activities of Indemnitor, Indemnitor's tenants, or any other person in, on or around the Property.

     2.4  Indemnity Regarding Construction and Other Risks
          ------------------------------------------------
          Indemnitor Indemnifies and holds the Indemnified Parties harmless from and against any and all Indemnified Costs directly or indirectly arising out of or resulting from construction of any Improvements on the Property, including any defective workmanship or materials; or any failure to satisfy any requirements of any laws, regulations, ordinances, govermental policies or standards, reports, subdivision maps or development agreements that apply or pertain to the Property; or breach of any representation or warranty made or given by Indemnitor to any of the indemnified Parties or to any prospective or actual buyer of all or any portion of the Property; or any claim or cause of action of any kind by any party that any Indemnified Party is liable for any act or omission of Indemnitor or any other person or entity in connection with the ownership, sale, operation or development of the Property.


________________________________________________________________________________

________________________________________________________________________________

     2.5  Defense of Indemnified Parties
          ------------------------------
          Upon demand by any Indemnified Party, Indemnitor shall defend any investigation, action or proceeding involving any Indemnified Costs which is brought or commenced against any Indemnified Party, whether alone or together with Indemnitor or any other person, all at Indemnitor's own cost and by counsel to be approved by the Indemnified Party in the exercise of its reasonable judgment. In the alternative, any Indemnified Party may elect to conduct its own defense at the expense of Indemnitor.

     2.6  Representation and Warranty Regarding Hazardous Substances
          ----------------------------------------------------------
          Before signing this Agreement, Indemnitor researched and inquired into the previous uses and owners of the Property. Based on that due diligence, Indemnitor represents and warrants that to the best of its knowledge, no Hazardous Substance has been disposed of or released, or otherwise now exists, in, on, under or around the Property, except as Indemnitor has disclosed to Bank in writing.

     2.7  Compliance Regarding Hazardous Substances
          -----------------------------------------
          Indemnitor has complied, and shall comply and cause all tenants and any other persons who may come upon the Property to comply, with all laws, regulations and ordinances governing or applicable to Hazardous Substances, including those requiring disclosures to prospective and actual buyers of all or any portion of the Property. Indemnitor also has complied and shall comply with the recommendations of any qualified environmental engineer or other expert which apply or pertain to the Property.

     2.8  Notices Regarding Hazardous Substances
          --------------------------------------
          Indemnitor shall promptly notify Bank if it knows, suspects or believes there may be any Hazardous Substance in or around the Property, or in the soil, groundwater or soil vapor on or under the Property, or that Indemnitor or the Property may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance.

     2.9  Site Visits, Observations and Testing
          -------------------------------------
          The Indemnified Parties and their agents and representatives shall have the right at any reasonable time to enter and visit the Property for the purposes of observing the Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Property. The Indemnified Parties have no duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by any Indemnified Party shall impose any liability on any Indemnified Party. In no event shall any site visit, observation or testing by any Indemnified Party be a representation that Hazardous Substances are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither Indemnitor nor any other party is entitled to rely on any site visit, observation or testing by any Indemnified Party. The Indemnified Parties owe no duty of care to protect Indemnitor or any other party against, or to inform Indemnitor or any other party of, any Hazardous Substances or any other adverse condition affecting the Property. Any Indemnified Party shall give Indemnitor reasonable notice before entering the Property. The Indemnified Party shall make reasonable efforts to avoid interfering with Indemnitor's use of the Property in exercising any rights provided in this Section.

     2.10 Costs and Expenses
          ------------------
          Indemnitor agrees to pay all of the Indemnified Parties' costs and expenses, including attorneys' fees, which may be incurred in any effort to enforce any term of this Agreement, including all such costs and expenses which may be incurred by any Indemnified Party in any legal action, reference or arbitration proceeding. From the time(s) incurred until paid in full to the Indemnified Party, those sums shall bear interest at the Note Rate.

III  Unsecured Indemnity Agreement
     -----------------------------

     3.1  Claims Under Unsecured Agreement
          --------------------------------
          No Indemnified Party shall make any claim under this Article III for indemnity against any Indemnified
          Cost:


________________________________________________________________________________

________________________________________________________________________________

          (a) which was actually known to the Indemnified Party prior to the first to occur of:

               (i)    full and final repayment of the Loan; or

               (ii) the completion of a judicial or nonjudicial foreclosure sale under the Deed of Trust; or

               (iii) the acquisition of the Property by Bank or an affiliate of Bank by a conveyance in lieu of foreclosure; and

          (b) which could have been lawfully and properly included as part of the secured indebtedness under the Deed of Trust in proceedings for a deficiency judgment following a judicial foreclosure sale of the Property.

     3.2  Not Secured By Deed of Trust
          ----------------------------
          Notwithstanding any provision of the Loan Agreement, the Deed of Trust or any of the Loan Documents, the rights of the Indemnified Parties under this Article III shall not be secured by the Deed of Trust. Notwithstanding any provision of the Loan Documents, the rights of the Indemnified Parties under this Article III shall not be affected by any provision of the Loan Documents limiting Bank's recourse or limiting Indemnitor's liability for the Loan.

     3.3  Indemnity Regarding Hazardous Substances
          ----------------------------------------
          Indemnitor indemnifies and holds the Indemnified Parties harmless from and against any and all Indemnified Costs directly or indirectly arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Property, or in the soil, groundwater or soil vapor on or under the Property, including:

          (a) any claim for such Indemnified Costs asserted by any federal, state or local governmental agency, including the United States Environmental Protection Agency and the California Department of Health Services, and including any claim that any Indemnified Party is liable for any such Indemnified Costs as an "owner" or "operator" of the Property under any law relating to Hazardous Substances; and

          (b) any such Indemnified Costs claimed against any Indemnified Party by any person other than a governmental agency, including any person who may purchase or lease all or any portion of the Property from Indemnitor, from any Indemnified Party, or from any other purchaser or lessee; any person who may at any time have any interest in all or any portion of the Property; any person who may at any time be responsible for any clean-up costs or other Indemnified Costs relating to the Property; and any person claiming to have been injured in any way as a result of exposure to any Hazardous Substance; and

          (c) any such Indemnified Costs which any Indemnified Party reasonably believes at any time must be incurred to comply with any law, judgment, order, regulation or regulatory directive relating to Hazardous Substances, or which any Indemnified Party reasonably believes at any time must be incurred to protect the public health or safety; and

          (d) any such Indemnified Costs resulting from currently existing conditions in, on or around the Property, whether known or unknown by Indemnitor or the Indemnified Parties at the time this Agreement is executed, and any such Indemnified Costs resulting from the activities of Indemnitor, Indemnitor's tenants, or any other person in, on or around the Property.

     3.4  Indemnity Regarding Construction and Other Risks
          ------------------------------------------------
          Indemnitor indemnifies and holds the Indemnified Parties harmless from and against any and all Indemnified Costs directly or indirectly arising out of or resulting from construction of any improvements on the Property, including any defective workmanship or materials; or any failure to satisfy any requirements of any laws, regulations, ordinances, governmental policies or standards, reports, subdivision maps or development agreements that apply or pertain to the Property; or breach of any representation or warranty made or given by Indemnitor to any of the Indemnified Parties or to any prospective or actual buyer of all or any portion of the Property; or any claim or cause of action of any kind by any party that any Indemnified Party is liable for any act or omission of Indemnitor or any other person or entity in connection with the ownership, sale, operation or development of the Property.



________________________________________________________________________________

________________________________________________________________________________

     3.5  Defense of Indemnified Parties
          ------------------------------
          Upon demand by any Indemnified Party, Indemnitor shall defend any investigation, action or proceeding involving any Indemnified Costs which is brought or commenced against any Indemnified Party, whether alone or together with Indemnitor or any other person, all at Indemnitor's own cost and by counsel to be approved by the Indemnified Party in the exercise of its reasonable judgment. In the alternative, any Indemnified Party may elect to conduct its own defense at the expense of Indemnitor.

     3.6  Representation and Warranty Regarding Hazardous Substances
          ----------------------------------------------------------
          Before signing this Agreement, Indemnitor researched and inquired into the previous uses and owners of the Property. Based on that due diligence, Indemnitor represents and warrants that to the best of its knowledge, no Hazardous Substance has been disposed of or released, or otherwise now exists, in, on, under or around the Property, except as Indemnitor has disclosed to Bank in writing.

     3.7  Compliance Regarding Hazardous Substances
          -----------------------------------------
          Indemnitor has complied, and shall comply and cause all tenants and any other persons who may come upon the Property to comply, with all laws, regulations and ordinances governing or applicable to Hazardous Substances, including those requiring disclosures to prospective and actual buyers of all or any portion of the Property. Indemnitor also has complied and shall comply with the recommendations of any qualified environmentaI engineer or other expert which apply or pertain to the Property.

     3.8  Notices Regarding Hazardous Substances
          --------------------------------------
          Indemnitor shall promptly notify Bank if it knows, suspects or believes there may be any Hazardous Substance in or around the Property, or in the soil, groundwater or soil vapor on or under the Property, or that Indemnitor or the Property may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance.

     3.9  Site Visits, Observations and Testing
          -------------------------------------
          The Indemnified Parties and their agents and representatives shall have the right at any reasonable time to enter and visit the Property for the purposes of observing the Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Property. The Indemnified Parties have no duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by any Indemnified Party shall impose any liability on any Indemnified Party. In no event shall any site visit, observation or testing by any Indemnified Party be a representation that Hazardous Substances are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither Indemnitor nor any other party is entitled to rely on any site visit, observation or testing by any Indemnified Party. The Indemnified Parties owe no duty of care to protect Indemnitor or any other party against, or to inform Indemnitor or any other party of, any Hazardous Substances or any other adverse condition affecting the Property. Any Indemnified Party shall give Indemnitor reasonable notice before entering the Property. The Indemnified Party shall make reasonable efforts to avoid interfering with Indemnitor's use of the Property in exercising any rights provided in this Section.

     3.10 Costs and Expenses
          ------------------
          Indemnitor agrees to pay all of the Indemnified Parties' costs and expenses, including attorneys' fees, which may be incurred in any effort to enforce any term of this Agreement, including all such costs and expenses which may be incurred by any Indemnified Party in any legal action, reference or arbitration proceeding. From the time(s) incurred until paid in full to the Indemnified Party, those sums shall bear interest at the Note Rate.


________________________________________________________________________________

________________________________________________________________________________

IV.  General Provisions
     ------------------

     4.1  Events of Default
          -----------------
          Bank may declare Indemnitor to be in default under this Agreement upon the occurrence of any of the following events ("Events of Default"):
          (a) Indemnitor fails to perform any of its obligations under this Agreement; or
          (b) Indemnitor revokes this Agreement or this Agreement becomes ineffective for any reason.

     4.2  Reservation of Other Rights and Remedies
          ----------------------------------------
          Nothing in this Agreement shall be construed to limit any claim or right which any Indemnified Party may otherwise have at any time against Indemnitor or any other person arising from any source other than this Agreement, including any claim for fraud, misrepresentation, waste or breach of contract other than this Agreement, and any rights of contribution or indemnity under federal or state environmental law or any other applicable law, regulation or ordinance.

     4.3  Delay; Cumulative Remedies
          --------------------------
          If any Indemnified Party delays in exercising or fails to exercise any right or remedy against Indemnitor, that alone shall not be construed as a waiver of such right or remedy. All remedies of any Indemnified Party against Indemnitor are cumulative.

     4.4  Rules of Construction
          ---------------------
          In this Agreement, the word "person" includes any individual, company, trust or other legal entity of any kind. If this Agreement is executed by more than one person, the word "Indemnitor" includes all such persons. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa. All headings appearing in this Agreement are for convenience only and shall be disregarded in construing this Agreement.

     4.5  Reference and Arbitration
          -------------------------
          (a)   Judicial Reference
                ------------------
                In any judicial action between or among the parties, including any action or cause of action arising out of or relating to this Agreement or the Loan Documents or based on or arising from an alleged tort, all decisions of fact and law shall at the request of any party be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. The
                                                                -- ---
                parties shall designate to the court a referee or referees selected under the auspices of the American Arbitration Association ("AAA") in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

          (b)   Mandatory Arbitration
                ---------------------
                After the Deed of Trust has been released, fully reconveyed or extinguished, any controversy or claim between or among the parties, including those arising out of or relating to this Agreement or the Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the AAA. The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.



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                                      -6-

________________________________________________________________________________

          (c)   Real Property Collateral
                ------------------------
                Notwithstanding the provisions of subsection 4.5(b), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to Bank which is secured by real property collateral. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined by reference as provided in subsection 4.5(a).

          (d)   Provisional Remedies, Self-Help and Foreclosure
                -----------------------------------------------
                No provision of this Section 4.5 shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

     4.6  Severability
          ------------
          Every provision of this Agreement is intended to be severable. In the event any term, provision, section or subsection of this Agreement is declared to be illegal or invalid, for any reason whatsoever, by a court of competent jurisdiction, such illegality or invalidity shall not affect the other terms, provisions, sections or subsections of this Agreement, which shall remain binding and enforceable.

     4.7  In-House Counsel Fees
          ---------------------
          Whenever Indemnitor is obligated to pay or reimburse any Indemnified Party for any attorneys' fees, those fees shall include the allocated costs for services of in-house counsel.

     4.8  Integration; Modifications
          --------------------------
          The Loan Documents, including this Agreement, (a) integrate all the terms and conditions mentioned in or incidental to this Agreement, (b) supersede all oral negotiations and prior writings with respect to their subject matter, and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in the Loan Documents and as the complete and exclusive statement of the terms agreed to by the parties. No representation, understanding, promise or condition shall be enforceable against any party unless it is contained in the Loan Documents. This Agreement may not be modified except in a writing signed by both Bank and Indemnitor.


________________________________________________________________________________

________________________________________________________________________________

     4.9  Miscellaneous
          -------------
          The provisions of this Agreement shall bind and benefit the heirs, executors, administrators, legal representatives, successors and assigns of Indemnitor and the Indemnified Parties; provided, however, that Indemnitor may not assign this Agreement, or assign or delegate any of its rights or obligations under this Agreement, without the prior written consent of Bank in each instance. The liability of all persons who are in any manner obligated under this Agreement shall be joint and several. Any lndemnitor who is married agrees that any Indemnified Party may look to all of his or her community property and separate property to satisfy his or her obligations under this Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.


Indemnitor:

Prolong Super Lubricants, Inc.
a Nevada Corporation

By: /s/ Elton Alderman
    ------------------
    Elton Alderman,
    President

By: /s/ Thomas Billstein
    --------------------
    Thomas Billstein,
    Secretary


Address where notices to lndemnitor are to be sent:

6 Thomas
Irvine, CA 92618


________________________________________________________________________________

                                      -8-